UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811- 5125

Dreyfus Variable Investment Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000
Date of fiscal year end:	12/31
Date of reporting period:	6/30/2010

FORM N-CSR

Item 1. Reports to Stockholders.

2

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
14	Financial Highlights
16	Notes to Financial Statements
26	Information About the Review and Approval of the Fund’s Investment Advisory Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus Variable Investment Fund,
Appreciation Portfolio

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Variable Investment Fund, Appreciation Portfolio, covering the six-month period from January 1, 2010, through June 30, 2010.

After posting solid gains over the first quarter of 2010, stocks encountered renewed volatility in the second quarter, which caused most equity indices to erase their previous gains and end the reporting period lower than where they began. The second-quarter correction occurred despite positive GDP reports, as manufacturing activity improved and unemployment began to moderate in a recovery that has so far proved sustainable but milder than historical averages. Indeed, many of the headlines that have affected investors emanated from overseas markets, including the sovereign debt crisis in Europe and inflation fears in China.

Despite recent headlines about the current state of the U.S. economy, we still believe that it is unlikely that we’ll encounter a “double-dip” recession. Instead, we expect current financial strains to ease and the domestic economy to expand at a moderate pace over the second half of the year. However, we currently see a number of downside risks across the global markets that could result in volatility over the short term, which is why we still believe that a long-term investment focus with an emphasis on high-quality stocks may be suitable for many investors. As always, your financial advisor can help you assess both the risks and opportunities provided by the global financial markets in this investment climate.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2010

2

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2010, through June 30, 2010, as provided by Fayez Sarofim, Portfolio Manager of Fayez Sarofim & Co., Sub-Investment Adviser

Fund and Market Performance Overview

For the six-month period ended June 30, 2010, Dreyfus Variable Investment Fund, Appreciation Portfolio’s Initial shares produced a total return of –6.55%, and its Service shares produced a total return of –6.64%.1 In comparison, the total return of the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”), was –6.64% for the same period.2

A market rally sputtered late in the reporting period when investors grew concerned about a number of threats to global economic growth. The fund produced higher returns than its benchmark, mainly due to strong stock selections in the information technology, consumer staples and health care sectors.

The Fund’s Investment Approach

The fund seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income. To pursue these goals, the fund normally invests at least 80% of its assets in common stocks. The fund focuses on blue-chip companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies. These are established companies that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth.

In choosing stocks, the fund first identifies economic sectors it believes will expand over the next three to five years or longer. Using fundamental analysis, the fund then seeks companies within these sectors that have proven track records and dominant positions in their industries. The fund employs a “buy-and-hold” investment strategy, which generally has resulted in an annual portfolio turnover of below 15%. A low portfolio turnover rate helps reduce the fund’s trading costs and minimizes tax liability by limiting the distribution of capital gains.3

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Global Economic Concerns Intensified

The year 2010 began in the midst of an economic recovery and stock market rally as improved manufacturing activity and an apparent bottoming of housing prices helped boost confidence among businesses, consumers and investors. The stock market continued to rally under these improving economic conditions, but investors favored lower-quality companies over the high-quality blue chips in which the fund primarily invests.

As the year progressed, however, several developments threatened the economic rebound. Europe was roiled by a sovereign debt crisis when Greece found itself unable to finance heavy debt burdens. Robust economic growth in China, one of the primary engines of the global economic recovery, seemed to spark local inflationary pressures, and investors grew worried that remedial measures might dampen regional growth. In the United States, mixed data related to retail sales, employment and the housing market suggested that economic headwinds might constrain already mild growth. Consequently, large-cap stocks gave back their previous gains, generally ending the reporting period lower than where they began. However, higher-quality companies held up better than their lower-quality counterparts, indicating that investors were refocusing on companies with a demonstrable ability to produce consistent earnings growth.

Quality Bias Cushioned Market Declines

Although the fund lost a modest degree of value in the market decline, our security selection strategy scored successes in several areas. Most notably, results from the information technology sector were bolstered by electronics innovator Apple, which generated robust sales with the release of the popular iPad mobile device. In the consumer staples sector, Estee Lauder, McDonald’s Corp., Altria Group, PepsiCo and Nestlé benefited from a shift in investor sentiment toward traditionally defensive stocks.

The financials sector ranked among the fund’s greater disappointments during the reporting period, as underweighted exposure prevented the fund from participating fully in the sector’s rebound. Moreover, banking giant HSBC Holdings was hurt by the European sovereign debt crisis and was sold during the reporting period.The fund’s overweighted exposure

4

to energy stocks also detracted from relative performance, as the sector was hurt by macroeconomic concerns and the catastrophic Gulf oil spill. Results from the industrials sector also lagged, primarily due to an underweighted position in the better-performing market segment. In other areas, drug store chain Walgreen lost value due to weakness in its non-pharmacy operations and a dispute with a rival’s pharmacy benefits management unit.

Positioned for a Slow and Choppy Recovery

With investors currently refocusing on companies that can produce steady revenues and earnings growth in a sub-par recovery, we believe that the stock market over the rest of the year is likely to be driven by the fundamental strengths and weaknesses of individual companies. Consistent with this outlook, we recently added International Business Machines (IBM) to the fund. IBM has demonstrated its ability to focus on higher margin businesses that produce recurring revenues and strong levels of free cash flow. We eliminated the fund’s positions in engineering giant Fluor and defense contractor General Dynamics.

July 15, 2010

Please note, any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
Fund shares are only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.
2	SOURCE: LIPPER INC. — Reflects monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is
a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in an index.
3	Achieving tax efficiency is not a part of the fund’s investment objective, and there can be no guarantee that the fund will achieve any particular level of taxable distributions in future years. In periods when the manager has to sell significant amounts of securities (e.g., during periods of significant net redemptions or changes in index components) funds can be expected to be less tax efficient than during periods of more stable market conditions and asset flows.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in DreyfusVariable Investment Fund,Appreciation Portfolio from January 1, 2010 to June 30, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2010
	Initial Shares	Service Shares
Expenses paid per $1,000†	$ 3.89	$ 5.08
Ending value (after expenses)	$934.50	$933.60

COMPARING YOUR FUND’S EXPENSES

WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2010
	Initial Shares	Service Shares
Expenses paid per $1,000†	$ 4.06	$ 5.31
Ending value (after expenses)	$1,020.78	$1,019.54

† Expenses are equal to the fund’s annualized expense ratio of .81% for Initial Shares and 1.06% for Service Shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
June 30, 2010 (Unaudited)

Common Stocks—99.1%	Shares	Value ($)
Consumer Discretionary—10.0%
Christian Dior	65,500	6,223,653
McDonald’s	160,900	10,598,483
McGraw-Hill	113,100	3,182,634
News, Cl. A	388,136	4,642,107
News, Cl. B	7,700	106,645
Target	159,700	7,852,449
		32,605,971
Consumer Staples—36.8%
Altria Group	488,100	9,781,524
Coca-Cola	472,600	23,686,712
Estee Lauder, Cl. A	41,200	2,296,076
Nestle, ADR	378,400	18,254,016
PepsiCo	162,900	9,928,755
Philip Morris International	488,100	22,374,504
Procter & Gamble	265,000	15,894,700
SYSCO	78,700	2,248,459
Wal-Mart Stores	96,600	4,643,562
Walgreen	342,300	9,139,410
Whole Foods Market	55,100 [a]	1,984,702
		120,232,420
Energy—17.4%
Chevron	197,900	13,429,494
ConocoPhillips	157,100	7,712,039
Exxon Mobil	306,364	17,484,193
Halliburton	78,700	1,932,085
Occidental Petroleum	110,100	8,494,215
Royal Dutch Shell, ADR	69,500	3,490,290
Total, ADR	94,400	4,214,016
		56,756,332
Financial—1.8%
Bank of America	180,816	2,598,326
JPMorgan Chase & Co.	92,300	3,379,103
		5,977,429

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Health Care—11.8%
Abbott Laboratories	216,800	10,141,904
Becton Dickinson & Co.	16,000	1,081,920
Johnson & Johnson	274,900	16,235,594
Medtronic	60,200	2,183,454
Merck & Co.	140,200	4,902,794
Novo Nordisk, ADR	6,300	510,426
Roche Holding, ADR	100,700	3,454,010
		38,510,102
Industrial—3.4%
Caterpillar	39,400	2,366,758
General Electric	344,800	4,972,016
United Technologies	57,600	3,738,816
		11,077,590
Information Technology—15.1%
Apple	54,000 [a]	13,582,620
Automatic Data Processing	85,400	3,438,204
Cisco Systems	190,100 [a]	4,051,031
Intel	807,900	15,713,655
International Business Machines	10,000	1,234,800
Microsoft	241,500	5,556,915
QUALCOMM	70,800	2,325,072
Texas Instruments	148,300	3,452,424
		49,354,721
Materials—2.8%
Freeport-McMoRan Copper & Gold	15,500	916,515
Praxair	95,200	7,234,248
Rio Tinto, ADR	18,000	784,800
		8,935,563
Total Common Stocks
(cost $246,531,321)		323,450,128

8

Other Investment—.5%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $1,728,000)	1,728,000 [b]	1,728,000

Total Investments (cost $248,259,321)	99.6%	325,178,128
Cash and Receivables (Net)	.4%	1,234,851
Net Assets	100.0%	326,412,979

ADR—American Depository Receipts
a Non-income producing security.
b Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Consumer Staples	36.8	Industrial	3.4
Energy	17.4	Materials	2.8
Information Technology	15.1	Financial	1.8
Health Care	11.8	Money Market Investments	.5
Consumer Discretionary	10.0		99.6

† Based on net assets.
See notes to financial statements.

The Fund 9

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2010 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	246,531,321	323,450,128
Affiliated issuers	1,728,000	1,728,000
Cash		104,038
Dividends and interest receivable		858,254
Receivable for investment securities sold		651,870
Receivable for shares of Beneficial Interest subscribed		141,458
Prepaid expenses		19,264
		326,953,012
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		178,287
Due to Fayez Sarofim & Co.		60,809
Payable for shares of Beneficial Interest redeemed		229,288
Accrued expenses		71,649
		540,033
Net Assets ($)		326,412,979
Composition of Net Assets ($):
Paid-in capital		246,818,109
Accumulated undistributed investment income—net		3,774,814
Accumulated net realized gain (loss) on investments		(1,098,751)
Accumulated net unrealized appreciation
(depreciation) on investments		76,918,807
Net Assets ($)		326,412,979

Net Asset Value Per Share
	Initial Shares	Service Shares
Net Assets ($)	259,446,243	66,966,736
Shares Outstanding	9,032,367	2,342,373
Net Asset Value Per Share ($)	28.72	28.59

See notes to financial statements.

10

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2010 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $158,906 foreign taxes withheld at source):
Unaffiliated issuers	5,291,917
Affiliated issuers	1,938
Income from securities lending—Note 1(c)	11,560
Total Income	5,305,415
Expenses:
Investment advisory fee—Note 3(a)	950,852
Sub-investment advisory fee—Note 3(a)	388,376
Distribution fees—Note 3(b)	89,114
Professional fees	25,227
Prospectus and shareholders’ reports	23,372
Custodian fees—Note 3(b)	16,352
Trustees’ fees and expenses—Note 3(c)	13,586
Loan commitment fees—Note 2	6,510
Shareholder servicing costs—Note 3(b)	6,282
Miscellaneous	8,969
Total Expenses	1,528,640
Less—reduction in fees due to earnings credits—Note 1(c)	(7)
Net Expenses	1,528,633
Investment Income—Net	3,776,782
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	599,925
Net unrealized appreciation (depreciation) on investments	(27,260,229)
Net Realized and Unrealized Gain (Loss) on Investments	(26,660,304)
Net (Decrease) in Net Assets Resulting from Operations	(22,883,522)

See notes to financial statements.

The Fund 11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2010	Year Ended
	(Unaudited)	December 31, 2009
Operations ($):
Investment income—net	3,776,782	7,717,871
Net realized gain (loss) on investments	599,925	(510,962)
Net unrealized appreciation
(depreciation) on investments	(27,260,229)	60,652,949
Net Increase (Decrease) in Net Assets
Resulting from Operations	(22,883,522)	67,859,858
Dividends to Shareholders from ($):
Investment income—net:
Initial Shares	(6,320,853)	(7,001,494)
Service Shares	(1,386,409)	(2,105,903)
Net realized gain on investments:
Initial Shares	—	(20,429,999)
Service Shares	—	(6,936,376)
Total Dividends	(7,707,262)	(36,473,772)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	14,540,772	18,877,697
Service Shares	5,694,212	19,723,726
Dividends reinvested:
Initial Shares	6,320,853	27,431,493
Service Shares	1,386,409	9,042,279
Cost of shares redeemed:
Initial Shares	(27,018,443)	(57,566,405)
Service Shares	(5,886,708)	(50,316,690)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(4,962,905)	(32,807,900)
Total Increase (Decrease) in Net Assets	(35,553,689)	(1,421,814)
Net Assets ($):
Beginning of Period	361,966,668	363,388,482
End of Period	326,412,979	361,966,668
Undistributed investment income—net	3,774,814	7,705,294

12

	Six Months Ended
	June 30, 2010	Year Ended
	(Unaudited)	December 31, 2009
Capital Share Transactions:
Initial Shares
Shares sold	461,688	683,761
Shares issued for dividends reinvested	199,458	1,142,027
Shares redeemed	(867,977)	(2,102,520)
Net Increase (Decrease) in Shares Outstanding	(206,831)	(276,732)
Service Shares
Shares sold	183,746	744,098
Shares issued for dividends reinvested	43,915	377,863
Shares redeemed	(188,866)	(1,906,189)
Net Increase (Decrease) in Shares Outstanding	38,795	(784,228)

See notes to financial statements.

The Fund 13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts.These figures have been derived from the fund’s financial statements.

Six Months Ended
June 30, 2010			Year Ended December 31,
Initial Shares	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	31.40	28.88	44.86	42.55	37.11	35.56
Investment Operations:
Investment income—net[a]	.33	.63	.67	.66	.61	.54
Net realized and unrealized
gain (loss) on investments	(2.32)	4.95	(13.01)	2.32	5.42	1.02
Total from Investment Operations	(1.99)	5.58	(12.34)	2.98	6.03	1.56
Distributions:
Dividends from
investment income—net	(.69)	(.78)	(.77)	(.67)	(.59)	(.01)
Dividends from net realized
gain on investments	—	(2.28)	(2.87)	—	—	—
Total Distributions	(.69)	(3.06)	(3.64)	(.67)	(.59)	(.01)
Net asset value, end of period	28.72	31.40	28.88	44.86	42.55	37.11
Total Return (%)	(6.55)[b]	22.56	(29.55)	7.14	16.48	4.38
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.81[c]	.80	.81	.80	.82	.80
Ratio of net expenses
to average net assets	.81[c,d]	.80[d]	.81[d]	.80	.82[d]	.80
Ratio of net investment income
to average net assets	2.16[c]	2.31	1.82	1.52	1.58	1.48
Portfolio Turnover Rate	.37[b]	1.49	3.41	5.17	3.86	2.67
Net Assets, end of period
($ x 1,000)	259,446	290,073	274,782	569,422	681,035	683,667

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
d	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

14

Six Months Ended
June 30, 2010			Year Ended December 31,
Service Shares	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	31.21	28.70	44.59	42.32	36.92	35.46
Investment Operations:
Investment income—net[a]	.29	.59	.58	.56	.51	.45
Net realized and unrealized
gain (loss) on investments	(2.30)	4.89	(12.94)	2.30	5.41	1.01
Total from Investment Operations	(2.01)	5.48	(12.36)	2.86	5.92	1.46
Distributions:
Dividends from
investment income—net	(.61)	(.69)	(.66)	(.59)	(.52)	—
Dividends from net realized
gain on investments	—	(2.28)	(2.87)	—	—	—
Total Distributions	(.61)	(2.97)	(3.53)	(.59)	(.52)	—
Net asset value, end of period	28.59	31.21	28.70	44.59	42.32	36.92
Total Return (%)	(6.64)[b]	22.23	(29.72)	6.85	16.21	4.12
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.06[c]	1.05	1.06	1.05	1.07	1.05
Ratio of net expenses
to average net assets	1.06[c,d]	1.05[d]	1.06[d]	1.05	1.07[d]	1.05
Ratio of net investment income
to average net assets	1.92[c]	2.15	1.61	1.27	1.33	1.24
Portfolio Turnover Rate	.37[b]	1.49	3.41	5.17	3.86	2.67
Net Assets, end of period
($ x 1,000)	66,967	71,893	88,606	121,006	114,746	101,172

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
d	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Variable Investment Fund (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operating as a series company currently offering seven series, including the Appreciation Portfolio (the “fund”). The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The fund is a diversified series.The fund’s investment objective is to provide long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary ofThe Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Fayez Sarofim & Co. (“Sarofim & Co.”) serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S.generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and

16

interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market),but before the fund calculates its net asset value,the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

18

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	286,518,917	—	—	286,518,917
Equity Securities—
Foreign†	36,931,211	—	—	36,931,211
Mutual Funds	1,728,000	—	—	1,728,000
† See Statement of Investments for industry classification.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund.The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements.These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments, resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral

20

is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended June 30, 2010, The Bank of NewYork Mellon earned $4,954 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended June 30, 2010 were as follows:

Affiliated
Investment	Value			Value	Net
Company	12/31/2009 ($)	Purchases ($)	Sales ($)	6/30/2010 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	614,000	15,919,000	14,805,000	1,728,000.5
Dreyfus
Institutional
Cash
Advantage
Fund	6,075,420	22,824,934	28,900,354	—	—
Total	6,689,420	38,743,934	43,705,354	1,728,000.5

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended December 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $658,768 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2009. If not applied, the carryover expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2009 was as follows: ordinary income $9,239,227 and long-term capital gains $27,234,545.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In

22

connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended on June 30, 2010, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .5325% of the value of the fund’s average daily net assets. Pursuant to a sub-investment advisory agreement with Sarofim & Co., Dreyfus has agreed to pay Sarofim & Co. a monthly sub-investment advisory fee at the annual rate of .2175% of the value of the fund’s average daily net assets. Both fees are payable monthly.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets.The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance prod-ucts.The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2010, Service shares were charged $89,114 pursuant to the Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2010, the fund was charged $469 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended June 30, 2010, the fund was charged $103 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $7.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended June 30, 2010, the fund was charged $16,352 pursuant to the custody agreement.

During the period ended June 30, 2010, the fund was charged $2,742 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $148,877, Rule 12b-1 distribution plan fees $14,239, custodian fees $10,601, chief compliance officer fees $4,113 and transfer agency per account fees $457.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2010, amounted to $1,306,183 and $11,438,610, respectively.

24

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The fund held no derivatives during the period ended June 30, 2010.These disclosures did not impact the notes to the financial statements.

At June 30, 2010, accumulated net unrealized appreciation on investments was $76,918,807, consisting of $98,904,839 gross unrealized appreciation and $21,986,032 gross unrealized depreciation.

At June 30, 2010, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund 25

INFORMATION ABOUT THE REVIEW AND
APPROVAL OF THE FUND’S INVESTMENT
ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board held on March 2, 2010, the Board unanimously approved the continuation of the fund’s Investment Advisory Agreement with Dreyfus and the Sub-Investment Advisory Agreement between the fund and Fayez Sarofim & Co. (“Sarofim”) (together, the “Agreements”) for a one-year term ending March 30, 2011. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In approving the continuance of the Agreements, the Board considered all factors that they believed to be relevant, including, among other things, the factors discussed below.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund by Dreyfus and Sarofim pursuant to their Agreements. Dreyfus’ representatives reviewed the fund’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. Dreyfus’ representatives noted the various distribution channels for the fund as well as the diverse methods of distribution among other funds in the Dreyfus fund complex, and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. Dreyfus also provided the number of accounts investing in the fund, as well as the fund’s asset size.

The Board members also considered Sarofim’s research and portfolio management capabilities and Dreyfus’ oversight of day-to-day fund operations, including fund accounting, administration and assistance in meeting legal and regulatory requirements. The Board members also considered Dreyfus’ extensive administrative, accounting and compliance infrastructure, as well as Dreyfus’ supervisory activities over Sarofim. The Board also considered Sarofim’s brokerage policies and

26

practices, the standards applied in seeking best execution and Dreyfus’ and Sarofim’s policies and practices regarding soft dollars.

Comparative Analysis of the Fund’s Performance and Advisory Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of large-cap core funds underlying variable insurance products (the “Performance Group”) and to a larger universe of funds, consisting of all large-cap core funds underlying variable insurance products (the “Performance Universe”) selected and provided by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below).The Board members discussed the results of the comparisons and noted the fund’s average annual total return ranked in the first quartile of the Performance Group and Performance Universe for the two-, three-, four- and five-year periods ended December 31, 2009. The fund’s average annual total return ranked in the third quartile of the Performance Group and in the second quartile of the Performance Universe for the ten-year period ended December 31, 2009. Management noted that the fund’s absolute total return of 22% for the one-year period ended December 31, 2009 was solid, but due to the fund’s focus on more conservative, less risky companies, the fund’s returns for the one-year period was in the fourth quartile of the Performance Group and the Performance Universe. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also discussed the fund’s contractual and actual management fees and expense ratio and reviewed the range of management fees and expense ratios as compared to a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper.The fund’s contractual and actual management fees were in the third quartile of

The Fund 27

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

the Expense Group and the actual management fee was in the fourth quartile of the Expense Universe. The fund’s total expense ratio was higher than the Expense Group median but lower than the Expense Universe median.

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus, Sarofim or their affiliates by mutual funds and/or separate accounts with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”), and explained the nature of the Similar Accounts and the differences, from Dreyfus’ or Sarofim’s perspective, as applicable, in providing services to the Similar Accounts as compared to the fund. The Board analyzed differences in fees paid to Dreyfus and Sarofim and discussed the relationship of the advisory fees paid in light of the services provided. The Board members considered the relevance of the fee information provided for the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management and sub-advisory fees.

The Board also considered the fee to Sarofim in relation to the fee paid to Dreyfus and the respective services provided by Sarofim and Dreyfus. The Board also noted that Sarofim’s fee is paid by the fund and not by Dreyfus.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit.The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The

28

consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members also considered potential benefits to Dreyfus or Sarofim from acting as investment adviser and sub-investment adviser, respectively, and noted that there were no soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider Dreyfus’ profitability with respect to the fund as part of their evaluation of whether the fees under the Agreements bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been static or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the Agreements. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by Dreyfus and Sarofim are adequate and appropriate.

  The Board was generally satisfied with the fund’s relative performance.

  The Board concluded that the fees paid to Dreyfus and Sarofim were reasonable in light of the considerations described above.

The Fund 29

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the advisory fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that continuation of the Agreements was in the best interests of the fund and its shareholders.

30

NOTES

Dreyfus Variable Investment Fund, Growth and Income Portfolio

SEMIANNUAL REPORT June 30, 2010

BNY MELLON
ASSET MANAGEMENT

Dreyfus

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
12	Statement of Options Written
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
19	Notes to Financial Statements
30	Information About the Review and Approval of the Fund’s Investment Advisory Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus Variable Investment Fund,
Growth and Income Portfolio

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Variable Investment Fund, Growth and Income Portfolio, covering the six-month period from January 1, 2010, through June 30, 2010.

After posting solid gains over the first quarter of 2010, stocks encountered renewed volatility in the second quarter, which caused most equity indices to erase their previous gains and end the reporting period lower than where they began. The second-quarter correction occurred despite positive GDP reports, as manufacturing activity improved and unemployment began to moderate in a recovery that has so far proved sustainable but milder than historical averages. Indeed, many of the headlines that have affected investors emanated from overseas markets, including the sovereign debt crisis in Europe and inflation fears in China.

Despite recent headlines about the current state of the U.S. economy, we still believe that it is unlikely that we’ll encounter a “double-dip” recession. Instead, we expect current financial strains to ease and the domestic economy to expand at a moderate pace over the second half of the year. However, we currently see a number of downside risks across the global markets that could result in volatility over the short term, which is why we still believe that a long-term investment focus with an emphasis on high-quality stocks may be suitable for many investors. As always, your financial advisor can help you assess both the risks and opportunities provided by the global financial markets in this investment climate.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2010

2

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2010, through June 30, 2010, as provided by John Bailer and Elizabeth Slover, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended June 30, 2010, Dreyfus Variable Investment Fund, Growth and Income Portfolio’s Initial shares achieved a –6.52% total return, and its Service shares achieved a total return of –6.64%.1 The fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”), returned –6.64% for the same period.2

Stocks encountered heightened volatility late in the reporting period, and an earlier market rally sputtered when investors grew concerned regarding a number of threats to global economic growth.The fund produced returns that were in line with its benchmark, mainly due to strong stock selections in the consumer staples, energy and health care sectors.

The Fund’s Investment Approach

To pursue the fund’s goal of seeking long-term capital growth, current income and growth of income consistent with reasonable investment risk, the fund invests primarily in stocks of domestic and foreign issuers. We seek to create a portfolio that includes a blend of growth and dividend-paying stocks, as well as other investments that provide income.We choose stocks through a disciplined investment process that combines computer modeling techniques, “bottom-up” fundamental analysis and risk management.The investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics similar to those of the S&P 500 Index.

Global Economic Concerns Intensified

The year 2010 began in the midst of an economic recovery and stock market rally as improved manufacturing activity and an apparent bottoming of residential housing prices helped boost confidence among businesses, consumers and investors.The economic recovery appeared

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

to gain additional traction during the first quarter of the year, when employment gains seemed to indicate that stubbornly high unemployment might moderate.

At the same time, however, several developments seemed to threaten the economic rebound. Europe was roiled by a sovereign debt crisis when Greece and other nations found themselves unable to finance heavy debt burdens, requiring intervention by the International Monetary Fund and the European Union. Meanwhile, robust economic growth in China, one of the primary engines of the global economic recovery, seemed to spark local inflationary pressures, and investors grew worried that higher short-term interest rates and other remedial measures might dampen the region’s growth. In the United States, a number of mixed economic indicators suggested that economic headwinds might further constrain already mild growth. Consequently, large-cap stocks gave back their previous gains, generally ending the reporting period lower than where they began.

Positioned for a Mild Recovery

Although a relatively cautious investment posture limited the fund’s participation in the market rally early in the reporting period, it helped protect the fund from the brunt of subsequent market declines. In addition, our security selection strategy proved successful in several market sectors.

The fund’s consumer staples holdings benefited from an overweighted position in beverage and snack food producer PepsiCo, which fared well when a key retailer aggressively promoted carbonated beverages and investors anticipated margin improvement in the company’s Frito Lay division. Whole Foods Market achieved better-than-expected sales and margin recovery, and remains the undisputed leader in organic foods. In the health care sector, drug distributor AmerisourceBergen appeared poised to benefit from more extensive insurance coverage in the wake of regulatory reform legislation, as well as an ongoing shift toward generic drugs. The fund also held relatively low exposure to pharmaceutical companies with substantial exposure to struggling European markets. Finally, the energy sector proved beneficial to results, as we favored growth-oriented oil producers such as Occidental Petroleum over integrated oil-and-gas companies, particularly Exxon Mobil.

4

Disappointments during the reporting period included the financials sector, where lack of exposure to real estate investment trusts (REITs) prevented the fund from participating in the industry’s relative strength. In addition, our preference for national banks over their regional counterparts hurt the fund’s results when the capital markets faltered and regulatory uncertainty intensified. In the consumer discretionary sector, we had established overweighted positions in industry leaders—such as News Corp. and Omnicom Group—in light of their attractive valuations, but these economically sensitive companies stumbled when investors began to question the rebound’s sustainability.

Weathering Bouts of Volatility

Although we remained optimistic about the long-term prospects of the U.S. economy and stock market, as of the end of the reporting period we maintained a relatively defensive stance in light of negative headlines. We are aware of the risk that depressed sentiment could cause business executives to become more cautious in their investments and capital spending, and we intend to monitor developments carefully.

Nonetheless, we continued to uncover what we believe to be attractive opportunities among fundamentally strong companies.We found a number of companies meeting our investment criteria among retailers and media companies in the consumer discretionary sector. Conversely, we found relatively few opportunities in the utilities and financials sectors.

July 15, 2010

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.
2	SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in an index.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Variable Investment Fund, Growth and Income Portfolio from January 1, 2010 to June 30, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2010

	Initial Shares	Service Shares
Expenses paid per $1,000†	$ 4.17	$ 5.37
Ending value (after expenses)	$934.80	$933.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2010

	Initial Shares	Service Shares
Expenses paid per $1,000†	$ 4.36	$ 5.61
Ending value (after expenses)	$1,020.48	$1,019.24

† Expenses are equal to the fund’s annualized expense ratio of .87% for Initial shares and 1.12% for Service shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
June 30, 2010 (Unaudited)

Common Stocks—97.8%	Shares	Value ($)
Consumer Discretionary—13.5%
Abercrombie & Fitch, Cl. A	6,400	196,416
Amazon.com	5,450 [a]	595,467
Autoliv	8,230	393,806
Carnival	20,232	611,816
Dick’s Sporting Goods	9,840 [a]	244,918
DIRECTV, Cl. A	12,150 [a]	412,128
Home Depot	30,478	855,518
Johnson Controls	28,170	756,928
Macy’s	11,180	200,122
Mattel	14,460	305,974
NetFlix	4,210 [a,b]	457,417
News, Cl. A	111,090	1,328,636
Nordstrom	8,600	276,834
Omnicom Group	33,340	1,143,562
Staples	45,360	864,108
Target	14,570	716,407
Tiffany & Co.	6,010	227,839
Time Warner	44,476	1,285,801
		10,873,697
Consumer Staples—10.8%
Clorox	13,240	822,998
Costco Wholesale	7,940	435,350
CVS Caremark	18,392	539,253
Dr. Pepper Snapple Group	18,340	685,733
Energizer Holdings	7,620 [a]	383,134
Estee Lauder, Cl. A	4,560	254,129
Kraft Foods, Cl. A	25,700	719,600
PepsiCo	37,470	2,283,797
Philip Morris International	49,055	2,248,681
Whole Foods Market	9,850 [a,b]	354,797
		8,727,472
Energy—8.9%
Cameron International	9,660 [a]	314,143
Chevron	5,890	399,695
ConocoPhillips	44,600	2,189,414

The Fund	7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Energy (continued)
EOG Resources	3,620	356,099
Exxon Mobil	6,900	393,783
Marathon Oil	6,910	214,832
Newfield Exploration	4,620 [a]	225,733
Occidental Petroleum	21,080	1,626,322
Pioneer Natural Resources	3,440	204,508
Schlumberger	22,310	1,234,635
		7,159,164
Financial—13.6%
American Express	16,810	667,357
Ameriprise Financial	10,920	394,540
Bank of America	108,140	1,553,972
Berkshire Hathaway, Cl. B	3,120 [a]	248,633
Capital One Financial	5,520	222,456
Comerica	6,270	230,924
Fidelity National Financial, Cl. A	23,210	301,498
Franklin Resources	2,070	178,413
Genworth Financial, Cl. A	19,760 [a]	258,263
Goldman Sachs Group	3,890	510,640
JPMorgan Chase & Co.	54,116	1,981,187
Marsh & McLennan	8,510	191,901
MetLife	17,520	661,555
Morgan Stanley	16,030	372,056
People’s United Financial	13,420	181,170
Prudential Financial	10,020	537,673
State Street	6,120	206,978
T. Rowe Price Group	9,200	408,388
Travelers	6,110	300,918
U.S. Bancorp	35,250	787,838
Wells Fargo & Co.	30,580	782,848
		10,979,208
Health Care—11.1%
Alexion Pharmaceuticals	4,670 [a]	239,057
Allergan	7,600	442,776
AmerisourceBergen	16,580	526,415
Amgen	4,970 [a]	261,422

8

Common Stocks (continued)	Shares	Value ($)
Health Care (continued)
Amylin Pharmaceuticals	13,210 [a]	248,348
Cardinal Health	12,130	407,689
Celgene	6,290 [a]	319,658
Cerner	5,550 [a]	421,190
Covidien	8,358	335,825
Dendreon	260 [a]	8,406
Edwards Lifesciences	7,300 [a]	408,946
Express Scripts	12,500 [a]	587,750
Hospira	4,920 [a]	282,654
Human Genome Sciences	9,290 [a]	210,511
Illumina	7,030 [a]	306,016
Johnson & Johnson	4,010	236,831
Merck & Co.	46,480	1,625,406
Pfizer	114,059	1,626,481
Warner Chilcott, Cl. A	12,060 [a,b]	275,571
Zimmer Holdings	4,070 [a]	219,984
		8,990,936
Industrial—11.3%
Caterpillar	14,530	872,817
Cummins	7,200	468,936
Dover	21,160	884,276
Eaton	4,050	265,032
Emerson Electric	5,270	230,246
General Electric	132,720	1,913,822
Ingersoll-Rand	12,060	415,949
Norfolk Southern	17,480	927,314
Pitney Bowes	65,980	1,448,921
Rockwell Collins	6,620	351,721
Tyco International	11,950	420,999
United Technologies	13,890	901,600
		9,101,633
Information Technology—19.7%
Agilent Technologies	9,880 [a]	280,888
Amphenol, Cl. A	10,600	416,368
AOL	11,579 [a]	240,727
Apple	9,593 [a]	2,412,927

The Fund	9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Information Technology (continued)
BMC Software	13,790 [a]	477,548
Cisco Systems	83,840 [a]	1,786,630
Dolby Laboratories, Cl. A	8,060 [a]	505,281
Equinix	2,400 [a]	194,928
Google, Cl. A	2,693 [a]	1,198,250
Hewlett-Packard	8,930	386,490
Informatica	14,850 [a]	354,618
International Business Machines	11,410	1,408,907
Microsoft	95,857	2,205,670
NetApp	6,830 [a]	254,827
Oracle	51,070	1,095,962
QUALCOMM	8,270	271,587
Research In Motion	7,480 [a]	368,465
Salesforce.com	5,600 [a]	480,592
Teradata	17,490 [a]	533,095
Trimble Navigation	14,280 [a]	399,840
Tyco Electronics	7,880	199,994
VMware, Cl. A	7,610 [a]	476,310
		15,949,904
Materials—3.3%
Air Products & Chemicals	11,730	760,221
Celanese, Ser. A	12,020	299,418
Dow Chemical	12,450	295,314
Freeport-McMoRan Copper & Gold	13,337	788,617
Packaging Corp. of America	22,240	489,725
		2,633,295
Telecommunication Services—4.4%
AT & T	56,030	1,355,366
Vodafone Group, ADR	65,760 [b]	1,359,259
Windstream	83,380	880,493
		3,595,118
Utilities—1.2%
Entergy	7,790	557,920
Questar	9,780	444,892
		1,002,812
Total Common Stocks
(cost $78,263,524)		79,013,239

10

Other Investment—1.7%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $1,364,000)	1,364,000 [c]	1,364,000

Investment of Cash Collateral
for Securities Loaned—2.2%
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $1,806,090)	1,806,090 [c]	1,806,090

Total Investments (cost $81,433,614)	101.7%	82,183,329
Liabilities, Less Cash and Receivables	(1.7%)	(1,397,733)
Net Assets	100.0%	80,785,596

ADR—American Depository Receipts
a Non-income producing security.
b Security, or portion thereof, on loan. At June 30, 2010, the total market value of the fund’s securities on loan is
$1,705,022 and the total market value of the collateral held by the fund is $1,806,090.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Information Technology	19.7	Energy	8.9
Financial	13.6	Telecommunication Services	4.4
Consumer Discretionary	13.5	Money Market Investments	3.9
Industrial	11.3	Materials	3.3
Health Care	11.1	Utilities	1.2
Consumer Staples	10.8		101.7

† Based on net assets.
See notes to financial statements.

The Fund	11

STATEMENT OF OPTIONS WRITTEN
June 30, 2010 (Unaudited)

	Contracts	Value ($)
Call Options:
Clorox,
July 2010 @ 70	38 [a]	(152)
Franklin Resources,
July 2010 @ 130	20 [a]	(200)
Freeport McMoran Copper & Gold,
August 2010 @ 100	11 [a]	(33)
(Premiums received $6,217)		(385)

a Non-income producing security.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2010 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $1,705,022)—Note 1(b):
Unaffiliated issuers	78,263,524	79,013,239
Affiliated issuers	3,170,090	3,170,090
Cash		5,856
Receivable for investment securities sold		2,675,402
Dividends and interest receivable		179,571
Receivable for shares of Beneficial Interest subscribed		1,720
Prepaid expenses		3,299
		85,049,177
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		65,529
Payable for investment securities purchased		2,246,708
Liability for securities on loan—Note 1(b)		1,806,090
Payable for shares of Beneficial Interest redeemed		104,084
Outstanding options written, at value (premiums received
$6,217)—See Statement of Options Written—Note 4		385
Accrued expenses		40,785
		4,263,581
Net Assets ($)		80,785,596
Composition of Net Assets ($):
Paid-in capital		111,729,113
Accumulated undistributed investment income—net		52,968
Accumulated net realized gain (loss) on investments		(31,752,032)
Accumulated net unrealized appreciation (depreciation)
on investments and options transactions		755,547
Net Assets ($)		80,785,596

Net Asset Value Per Share
	Initial Shares	Service Shares
Net Assets ($)	72,696,146	8,089,450
Shares Outstanding	4,632,616	515,141
Net Asset Value Per Share ($)	15.69	15.70

See notes to financial statements.

The Fund	13

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2010 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	795,403
Affiliated issuers	371
Income from securities lending—Note 1(b)	488
Total Income	796,262
Expenses:
Investment advisory fee—Note 3(a)	343,297
Professional fees	21,243
Distribution fees—Note 3(b)	11,906
Prospectus and shareholders’ reports	10,686
Custodian fees—Note 3(b)	9,985
Trustees’ fees and expenses—Note 3(c)	3,562
Loan commitment fees—Note 2	1,361
Shareholder servicing costs—Note 3(b)	1,289
Miscellaneous	6,999
Total Expenses	410,328
Less—reduction in fees due to earnings credits—Note 1(b)	(2)
Net Expenses	410,326
Investment Income—Net	385,936
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	7,075,220
Net realized gain (loss) on options transactions	5,655
Net Realized Gain (Loss)	7,080,875
Net unrealized appreciation (depreciation) on investments	(12,992,920)
Net unrealized appreciation (depreciation) on options transactions	9,418
Net Unrealized Appreciation (Depreciation)	(12,983,502)
Net Realized and Unrealized Gain (Loss) on Investments	(5,902,627)
Net (Decrease) in Net Assets Resulting from Operations	(5,516,691)

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2010	Year Ended
	(Unaudited)	December 31, 2009
Operations ($):
Investment income—net	385,936	1,071,738
Net realized gain (loss) on investments	7,080,875	(4,232,643)
Net unrealized appreciation
(depreciation) on investments	(12,983,502)	24,422,349
Net Increase (Decrease) in Net Assets
Resulting from Operations	(5,516,691)	21,261,444
Dividends to Shareholders from ($):
Investment income—net:
Initial Shares	(353,379)	(978,044)
Service Shares	(28,610)	(98,191)
Total Dividends	(381,989)	(1,076,235)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	1,588,549	2,644,559
Service Shares	138,053	190,779
Dividends reinvested:
Initial Shares	353,379	978,044
Service Shares	28,610	98,191
Cost of shares redeemed:
Initial Shares	(7,070,387)	(12,372,763)
Service Shares	(1,533,177)	(2,454,340)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(6,494,973)	(10,915,530)
Total Increase (Decrease) in Net Assets	(12,393,653)	9,269,679
Net Assets ($):
Beginning of Period	93,179,249	83,909,570
End of Period	80,785,596	93,179,249
Undistributed investment income—net	52,968	49,021

The Fund	15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	June 30, 2010	Year Ended
	(Unaudited)	December 31, 2009
Capital Share Transactions:
Initial Shares
Shares sold	90,933	191,453
Shares issued for dividends reinvested	21,361	70,119
Shares redeemed	(412,472)	(899,770)
Net Increase (Decrease) in Shares Outstanding	(300,178)	(638,198)
Service Shares
Shares sold	8,193	13,743
Shares issued for dividends reinvested	1,730	7,128
Shares redeemed	(87,262)	(180,860)
Net Increase (Decrease) in Shares Outstanding	(77,339)	(159,989)

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts.These figures have been derived from the fund’s financial statements.

Six Months Ended
June 30, 2010			Year Ended December 31,
Initial Shares	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	16.86	13.27	25.42	24.79	21.82	21.40
Investment Operations:
Investment income—net[a]	.07	.19	.13	.19	.18	.28
Net realized and unrealized
gain (loss) on investments	(1.16)	3.59	(9.53)	1.79	2.97	.43
Total from Investment Operations	(1.09)	3.78	(9.40)	1.98	3.15	.71
Distributions:
Dividends from
investment income—net	(.08)	(.19)	(.13)	(.19)	(.18)	(.29)
Dividends from net realized
gain on investments	—	—	(2.62)	(1.16)	—	—
Total Distributions	(.08)	(.19)	(2.75)	(1.35)	(.18)	(.29)
Net asset value, end of period	15.69	16.86	13.27	25.42	24.79	21.82
Total Return (%)	(6.52)[b]	28.79	(40.41)	8.44	14.51	3.35
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.87[c]	.88	.85	.81	.84	.81
Ratio of net expenses
to average net assets	.87[c,d]	.84	.85[d]	.81[d]	.83	.81[d]
Ratio of net investment income
to average net assets	.87[c]	1.32	.66	.76	.78	1.33
Portfolio Turnover Rate	44.28[b]	113.45	134.81	71.85	124.50	65.91
Net Assets, end of period
($ x 1,000)	72,696	83,182	73,919	149,445	168,965	183,903

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
d	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Fund	17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
June 30, 2010			Year Ended December 31,
Service Shares	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	16.87	13.28	25.43	24.80	21.83	21.40
Investment Operations:
Investment income—net[a]	.05	.15	.08	.14	.14	.24
Net realized and unrealized
gain (loss) on investments	(1.17)	3.59	(9.53)	1.79	2.97	.44
Total from Investment Operations	(1.12)	3.74	(9.45)	1.93	3.11	.68
Distributions:
Dividends from
investment income—net	(.05)	(.15)	(.08)	(.14)	(.14)	(.25)
Dividends from net realized
gain on investments	—	—	(2.62)	(1.16)	—	—
Total Distributions	(.05)	(.15)	(2.70)	(1.30)	(.14)	(.25)
Net asset value, end of period	15.70	16.87	13.28	25.43	24.80	21.83
Total Return (%)	(6.64)[b]	28.44	(40.53)	8.19	14.31	3.21
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.12[c]	1.13	1.10	1.06	1.09	1.07
Ratio of net expenses
to average net assets	1.12[c,d]	1.09	1.10[d]	1.00	1.00	1.00
Ratio of net investment income
to average net assets	.60[c]	1.08	.40	.55	.61	1.14
Portfolio Turnover Rate	44.28[b]	113.45	134.81	71.85	124.50	65.91
Net Assets, end of period
($ x 1,000)	8,089	9,997	9,990	21,294	19,213	20,241

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
d	Expense waivers and/or reimbursements amounted to less than .01%
See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Variable Investment Fund (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open end management investment company, operating as a series company currently offering seven series, including the Growth and Income Portfolio (the “fund”).The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The fund is a non-diversified series.The fund’s investment objective is to provide long-term capital growth, current income and growth of income, consistent with reasonable investment risk.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan, the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities.Rules and inter-

The Fund	19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

pretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board ofTrustees, certain factors may be considered such as: fundamen-

20

tal analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Options traded over-the-counter are valued at the mean between the bid and asked price. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for
identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The Fund	21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	76,891,709	—	—	76,891,709
Equity Securities—
Foreign†	2,121,530	—	—	2,121,530
Mutual Funds	3,170,090	—	—	3,170,090
Liabilities ($)
Other Financial
Instruments:
Written Options	(385)	—	—	(385)
† See Statement of Investments for industry classification.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund.The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements.These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of

22

this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended June 30, 2010, The Bank of New York Mellon earned $209 from lending portfolio securities, pursuant to the securities lending agreement.

The Fund	23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended June 30, 2010 were as follows:

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. The fund declares and pays dividends from investment income-net on a quarterly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes inter-

24

est and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended December 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $37,490,176 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2009. If not applied, $27,760,538 of the carryover expires in fiscal 2016 and $9,729,638 expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2009 was as follows: ordinary income $1,076,235. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended June 30, 2010, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager, the investment advisory fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

The Fund	25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets.The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products.The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2010, Service shares were charged $11,906 pursuant to the Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2010, the fund was charged $217 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended June 30, 2010, the fund was charged $34 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $2.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended June 30, 2010, the fund was charged $9,985 pursuant to the custody agreement.

During the period ended June 30, 2010, the fund was charged $2,742 for services performed by the Chief Compliance Officer.

26

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $53,396, Rule 12b-1 distribution plan fees $1,767, custodian fees $6,104, chief compliance officer fees $4,113 and transfer agency per account fees $149.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and options transactions, during the period ended June 30, 2010, amounted to $39,839,972 and $47,591,354, respectively.

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for hedge accounting.Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting.Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure.

Options:The fund may purchase and write (sell) put and call options to hedge against changes in the values of equities, or as a substitute for an investment.The fund is subject to market risk in the course of pursuing its investment objectives through its investments in options contracts.A

The Fund	27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss, if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.There is a risk of loss from a change in value of such options which may exceed the related premiums received. One risk of holding a put or a call option is that if

28

the option is not sold or exercised prior to its expiration, it becomes worthless. However, this risk is limited to the premium paid by the fund. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The following summarizes the fund’s call/put options written for the period ended June 30, 2010:

			Options Terminated
	Number of	Premiums		Net Realized
Options Written:	Contracts	Received ($)	Cost ($)	Gain ($)
Contracts outstanding
December 31, 2009	60	13,214
Contracts written	196	19,009
Contracts terminated:
Contracts closed	187	26,006	20,351	5,655
Contracts Outstanding
June 30, 2010	69	6,217

At June 30, 2010, accumulated net unrealized appreciation on investments was $749,715, consisting of $6,050,923 gross unrealized appreciation and $5,301,208 gross unrealized depreciation.

At June 30, 2010, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund	29

INFORMATION ABOUT THE REVIEW AND
APPROVAL OF THE FUND’S INVESTMENT
ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board held on March 2, 2010, the Board unanimously approved the continuation of the fund’s Investment Advisory Agreement with Dreyfus for a one-year term ending March 30, 2011.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In approving the continuance of the Investment Advisory Agreement, the Board considered all factors that they believed to be relevant, including, among other things, the factors discussed below.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Investment Advisory Agreement. Dreyfus’ representatives reviewed the fund’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. Dreyfus’ representatives noted the various distribution channels for the fund as well as the diverse methods of distribution among other funds in the Dreyfus fund complex, and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. Dreyfus also provided the number of accounts investing in the fund, as well as the fund’s asset size.

The Board members also considered Dreyfus’ research and portfolio management capabilities and Dreyfus’ oversight of day-to-day fund operations, including fund accounting, administration and assistance in meeting legal and regulatory requirements. The Board members also considered Dreyfus’ extensive administrative, accounting and compliance infrastructure. The Board also considered Dreyfus’ brokerage policies and practices, the standards applied in seeking best execution and Dreyfus’ policies and practices regarding soft dollars.

30

Comparative Analysis of the Fund’s Performance and Advisory Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of large-cap core funds underlying variable insurance products (the “Performance Group”) and to a larger universe of funds, consisting of all large-cap core funds underlying variable insurance products (the “Performance Universe”) selected and provided by Lipper, Inc. (“Lipper”), an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below).The Board members discussed the results of the comparisons and noted the fund’s average annual total return was above the median of the Performance Group and Performance Universe for the one-year period ended December 31, 2009. The fund’s average annual total return was below the Performance Group and Performance Universe medians for the two-, three-, four-, five-and ten-year periods ended December 31, 2009. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.The Board noted that new portfolio managers were assigned to the fund in January 2009.

The Board members also discussed the fund’s contractual and actual management fees and expense ratio and reviewed the range of management fees and expense ratios as compared to a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper.The fund’s contractual management fee was slightly higher than the Expense Group median, and the fund’s actual management fee was higher than the Expense Group and Expense Universe medians. The fund’s total expense ratio was higher than the Expense Group median but lower than the Expense Universe median.

The Fund	31

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by mutual funds and/or separate accounts with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”), and explained the nature of the Similar Accounts and the differences, from Dreyfus’ perspective, as applicable, in providing services to the Similar Accounts as compared to the fund.The Board analyzed differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of the services provided. The Board members considered the relevance of the fee information provided for the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fees.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit.The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider Dreyfus’ profitability with respect to the fund as part of their evaluation of whether the fees under the Investment Advisory Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been static

32

or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. It also was noted that Dreyfus did not realize a profit on the fund’s operations.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Investment Advisory Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board was satisfied with the fund’s recent performance improve- ment following the appointment of new portfolio managers.

  The Board concluded that the fee paid by the fund to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the advisory fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that continuation of the fund’s Investment Advisory Agreement was in the best interests of the fund and its shareholders.

The Fund	33

For More Information

Telephone 1-800-554-4611 or 1-516-338-3300
Mail	The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
Attn: Investments Division

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
18	Notes to Financial Statements
30	Information About the Review and Approval of the Fund’s Investment Advisory Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus Variable Investment Fund,
International Equity Portfolio

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Variable Investment Fund, International Equity Portfolio, covering the six-month period from January 1, 2010, through June 30, 2010.

After posting solid gains over the first quarter of 2010, stocks encountered renewed volatility in the second quarter, which caused most equity indices to erase their previous gains and end the reporting period lower than where they began. The second-quarter correction occurred despite positive GDP reports, as manufacturing activity improved and unemployment began to moderate in a recovery that has so far proved sustainable but milder than historical averages. Indeed, many of the headlines that have affected investors emanated from overseas markets, including the sovereign debt crisis in Europe and inflation fears in China.

Despite recent headlines about the current state of the U.S. economy, we still believe that it is unlikely that we’ll encounter a “double-dip” recession. Instead, we expect current financial strains to ease and the domestic economy to expand at a moderate pace over the second half of the year. However, we currently see a number of downside risks across the global markets that could result in volatility over the short term, which is why we still believe that a long-term investment focus with an emphasis on high-quality stocks may be suitable for many investors. As always, your financial advisor can help you assess both the risks and opportunities provided by the global financial markets in this investment climate.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2010

2

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2010, through June 30, 2010, as provided by Jon Bell, Portfolio Manager, Newton Capital Management Limited, Sub-Investment Adviser

Fund and Market Performance Overview

For the six-month period ended June 30, 2010, Dreyfus Variable Investment Fund, International Equity Portfolio, produced a total return of –11.25% for its Initial shares, and its Service shares produced a total return of –11.33%.1This compares with a –13.23% return for the fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE Index”), for the same period.2

Global stock markets declined amid renewed economic concerns over the first half of 2010.The fund produced returns that were higher than its benchmark, mainly due to strong individual stock selections and underweighted exposure to the financials sector.

The Fund’s Investment Approach

The fund seeks capital growth by investing primarily in stocks of foreign companies.

The process of identifying investment ideas begins by identifying a core list of investment themes.These (typically global) themes are based primarily on observable economic, industrial or social trends that Newton believes will positively affect certain markets, industries or companies, and these ideas help us to identify areas of investment opportunity and risk. Such themes currently include all change, which asserts that the bursting of the credit bubble heralds a number of structural changes in economies and financial markets (and provides the rationale for the portfolio’s underweighted exposure to the financial sector). Elsewhere, the networked world theme identifies the opportunities inherent in the growth of information technology networks around the world.

When choosing stocks, we consider trends in economic variables, such as gross domestic product, inflation and interest rates; investment themes, such as new technologies and globalization; the relative values of equities, bonds and cash; company fundamentals; and long-term trends in currency movements.Within markets and sectors determined

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

to be relatively attractive, we seek what we believe are attractively priced companies that possess a sustainable competitive advantage in their market or sector. Securities are generally sold when themes or strategies change, when we determine that the company’s prospects have changed, or when a stock becomes fully valued by the market.

Global Equities Succumbed to Economic Pressures

Robust economic growth in the emerging markets and,to a lesser extent, the United States supported greater global manufacturing activity over the first half of 2010, fueling a mild economic recovery. However, the positive effects of the rebound on investor sentiment were offset by a sovereign debt crisis in Greece, Spain and other parts of Europe. In addition, investors worried that efforts to forestall inflationary pressures in China might dampen economic growth in Asia, and high unemployment rates continued to weigh on the domestic economic rebound in the United States.As these worries intensified, global stock prices generally declined.

Stock Selection Strategy Enhanced Fund Returns

The fund avoided the brunt of the European debt crisis through underweighted exposure to the financials sector in the United States, Europe and Japan, a position we have maintained for some time as part of our all change investment theme. Banks in the emerging markets fared better, and the fund benefited from an investment in Banco Santander Chile, which, unlike its Spain-based parent, is well run and carries a healthy balance sheet.

Our security selection strategy identified a number of companies that withstood the economic soft patch and achieved higher earnings.The fund’s top performers during the reporting period included Jardine Matheson Holdings, a Hong Kong-based conglomerate which owns assets including supermarkets, hotels, industrial businesses. In Japan, Fuji Machine Manufacturing advanced along with global demand for smartphones, and Towa Pharmaceutical benefited from regulatory changes favoring generic drugs. Footwear seller Belle International Holdings encountered rising domestic consumption in China. In the telecommunications sector, the fund profited from Millicom International Cellular, which operates in the emerging markets of Africa and Latin America. The split of British telephony provider Cable & Wireless into two companies unlocked shareholder value, and the fund avoided relative weakness in Spain’s Telefónica.

4

Disappointments during the reporting period included industrial companies in France, where defense contractor Thales declined amid cutbacks in defense spending and power and transportation systems developer Alstom warned of earnings shortfalls.

Seeking Opportunities in a Slow-Growth Economy

We have maintained a cautious posture in the world’s developed markets, particularly Europe, which has continued to struggle with sub-par economic growth and heavy debt burdens. Nonetheless, our stock selection process has identified what we believe to be attractive opportunities in a variety of developed and emerging nations. We generally have favored financially sound companies with steady dividend yields, especially those in the pharmaceuticals and telecommunications industry groups.We also have found potential opportunities among gold producers, which could serve as a hedge against inflationary pressures in Asia, and among some large companies in the energy and automotive industries that have declined to attractive valuations due to temporary factors that, in our judgment, do not affect their long-term prospects.

July 15, 2010

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.These risks are enhanced in emerging markets countries.
The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost.The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.
2	SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International Europe, Australasia, Far
East (MSCI EAFE) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. Investors cannot invest directly in an index.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Variable Investment Fund, International Equity Portfolio from January 1, 2010 to June 30, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2010
	Initial Shares	Service Shares
Expenses paid per $1,000†	$ 5.15	$ 6.32
Ending value (after expenses)	$887.50	$886.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2010
	Initial Shares	Service Shares
Expenses paid per $1,000†	$ 5.51	$ 6.76
Ending value (after expenses)	$1,019.34	$1,018.10

Expenses are equal to the fund’s annualized expense ratio of 1.10% for Initial shares and 1.35% for Service shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
June 30, 2010 (Unaudited)

Common Stocks—99.1%	Shares	Value ($)
Australia—5.4%
AMP	135,677	595,015
Newcrest Mining	28,259	834,925
QBE Insurance Group	31,496	482,515
Santos	42,775	453,674
White Energy	183,992 [a]	483,211
		2,849,340
Belgium—1.1%
Anheuser-Busch InBev	12,363	593,846
Brazil—4.5%
Banco Santander Brasil, ADR	58,252	601,743
Hypermarcas	44,838 [a]	575,814
Natura Cosmeticos	21,867	484,587
Rossi Residencial	42,138	303,720
Tele Norte Leste Participacoes, ADR	26,084	390,217
		2,356,081
Canada—1.5%
Barrick Gold	8,091	367,251
Potash Corporation of Saskatchewan	5,158	444,260
		811,511
Chile—.7%
Banco Santander Chile, ADR	5,253	352,424
China—1.9%
China Shenhua Energy, Cl. H	95,600	349,895
Sands China	429,200	644,883
		994,778
France—5.5%
Air Liquide	4,209	422,761
Alstom	8,831	398,231
BNP Paribas	9,313	497,263
L’Oreal	4,861	474,998
Thales	14,088	452,857
Total	14,972	666,323
		2,912,433

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Germany—5.0%
Bayer	12,957	722,938
Bilfinger Berger	5,237	289,066
Deutsche Telekom	58,617	690,993
E.ON	17,690	476,212
Fresenius Medical Care & Co.	8,510	459,590
		2,638,799
Hong Kong—4.9%
Belle International Holdings	385,000	551,773
GOME Electrical Appliances Holdings	1,242,000 [a]	379,607
Huabao International Holdings	305,000	391,683
Jardine Matheson Holdings	17,200	604,408
Man Wah Holdings	375,200 [a]	366,195
New World Development	157,000	257,671
		2,551,337
Japan—26.8%
Asahi Breweries	33,100	564,177
Canon	13,500	508,455
Canon Marketing Japan	22,000	312,277
Fast Retailing	3,700	565,786
Fuji Machine Manufacturing	36,600	668,126
Honda Motor	19,000	558,084
INPEX	67	376,622
JFE Holdings	16,100	506,226
Lawson	14,900	654,714
Makita	11,000	297,970
Mitsubishi	28,000	590,307
Nintendo	3,000	894,079
Nissan Motor	21,500	152,225
Nomura Holdings	194,800	1,077,387
NTT DoCoMo	287	436,594
Panasonic	25,000	317,254
Sankyo	8,600	391,506
Santen Pharmaceutical	16,000	578,182
Secom	7,300	326,545
Sony	22,500	606,430

8

Common Stocks (continued)	Shares	Value ($)
Japan (continued)
SUMCO	18,816 [a]	316,881
Sumitomo Mitsui Financial Group	27,000	775,050
Toshiba	111,000 [a]	558,672
Towa Pharmaceutical	13,400	874,490
Toyota Motor	34,200	1,191,382
		14,099,421
Luxembourg—1.8%
ArcelorMittal	16,442	437,294
Millicom International Cellular, SDR	6,560	529,412
		966,706
Netherlands—.8%
Koninklijke Ahold	31,830	394,192
Poland—.5%
Telekomunikacja Polska	61,375	257,764
Singapore—1.2%
DBS Group Holdings	66,500	650,125
South Africa—1.6%
Gold Fields	62,094	836,130
Spain—1.2%
Acciona	3,743	284,268
Amadeus IT Holding, Cl. A	21,670	340,819
		625,087
Switzerland—14.5%
ABB	32,124 [a]	558,220
Actelion	10,165 [a]	379,068
Bank Sarasin & Cie, Cl. B	12,857	515,108
Lonza Group	3,605	239,982
Nestle	29,574	1,426,945
Novartis	22,729	1,102,730
Roche Holding	10,658	1,463,595
Syngenta	1,790	413,346
Transocean	4,657	221,217
UBS	48,745 [a]	646,142
Zurich Financial Services	3,022	663,362
		7,629,715

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Thailand—2.0%
Bangkok Bank	113,700	449,324
Bank of Ayudhya	968,600	586,124
		1,035,448
United Kingdom—18.2%
Anglo American	26,232 [a]	911,919
BAE Systems	117,737	546,969
BG Group	28,369	419,949
BHP Billiton	24,428	632,119
BowLeven	226,376 [a]	433,089
BP	59,348	285,032
British American Tobacco	22,676	718,030
Bunzl	30,203	301,194
Cable & Wireless Communications	503,733	429,761
Cable & Wireless Worldwide	390,751	500,573
Carnival	11,641	373,119
GlaxoSmithKline	53,416	905,249
HSBC Holdings	61,605	562,024
ICAP	83,548	500,804
Premier Oil	27,037 [a]	498,715
Smith & Nephew	44,534	419,293
Standard Chartered	13,141	319,009
Vodafone Group	386,885	801,710
		9,558,558
Total Common Stocks
(cost $52,526,663)		52,113,695

10

Other Investment—1.3%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $675,000)	675,000 [b]	675,000

Total Investments (cost $53,201,663)	100.4%	52,788,695
Liabilities, Less Cash and Receivables	(.4%)	(195,733)
Net Assets	100.0%	52,592,962

ADR—American Depository Receipts
SDR—Swedish Depository Receipts
a	Non-income producing security.
b	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Consumer Discretionary	25.6	Oil & Gas	6.4
Financial	18.1	Technology	2.9
Materials	14.5	Money Market Investment	1.3
Health Care	11.8	Utilities	.9
Industrial	11.2
Telecommunications	7.7		100.4

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2010 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	52,526,663	52,113,695
Affiliated issuers	675,000	675,000
Cash		49,449
Cash denominated in foreign currencies	92,055	92,443
Dividends and interest receivable		305,483
Receivable for investment securities sold		300,394
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4		150,291
Receivable for shares of Beneficial Interest subscribed		73
Prepaid expenses		825
		53,687,653
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		76,720
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4		604,918
Payable for investment securities purchased		333,160
Payable for shares of Beneficial Interest redeemed		49,514
Accrued expenses		30,379
		1,094,691
Net Assets ($)		52,592,962
Composition of Net Assets ($):
Paid-in capital		73,806,589
Accumulated undistributed investment income—net		446,314
Accumulated net realized gain (loss) on investments		(20,790,190)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions		(869,751)
Net Assets ($)		52,592,962

Net Asset Value Per Share
	Initial Shares	Service Shares
Net Assets ($)	40,605,486	11,987,476
Shares Outstanding	3,061,897	904,136
Net Asset Value Per Share ($)	13.26	13.26

See notes to financial statements.

12

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2010 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $79,668 foreign taxes withheld at source):
Unaffiliated issuers	960,971
Affiliated issuers	536
Interest	1,618
Total Income	963,125
Expenses:
Investment advisory fee—Note 3(a)	210,610
Custodian fees—Note 3(b)	57,854
Auditing fees	20,672
Distribution fees—Note 3(b)	16,110
Prospectus and shareholders’ reports	2,808
Trustees’ fees and expenses—Note 3(c)	2,494
Legal fees	1,636
Shareholder servicing costs—Note 3(b)	1,425
Loan commitment fees—Note 2	876
Interest expense—Note 2	153
Miscellaneous	9,385
Total Expenses	324,023
Less—reduction in fees due to earnings credits—Note 1(c)	(1)
Net Expenses	324,022
Investment Income—Net	639,103
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	320,338
Net realized gain (loss) on forward foreign currency exchange contracts	217,546
Net Realized Gain (Loss)	537,884
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	(7,132,570)
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	(632,007)
Net Unrealized Appreciation (Depreciation)	(7,764,577)
Net Realized and Unrealized Gain (Loss) on Investments	(7,226,693)
Net (Decrease) in Net Assets Resulting from Operations	(6,587,590)

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2010	Year Ended
	(Unaudited)	December 31, 2009
Operations ($):
Investment income—net	639,103	1,065,978
Net realized gain (loss) on investments	537,884	(7,578,794)
Net unrealized appreciation
(depreciation) on investments	(7,764,577)	18,304,788
Net Increase (Decrease) in Net Assets
Resulting from Operations	(6,587,590)	11,791,972
Dividends to Shareholders from ($):
Investment income—net:
Initial Shares	(739,690)	(1,559,455)
Service Shares	(194,723)	(448,204)
Total Dividends	(934,413)	(2,007,659)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	3,440,655	6,141,934
Service Shares	1,174,199	1,743,967
Dividends reinvested:
Initial Shares	739,690	1,559,455
Service Shares	194,723	448,204
Cost of shares redeemed:
Initial Shares	(3,271,046)	(7,101,025)
Service Shares	(1,321,050)	(2,418,526)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	957,171	374,009
Total Increase (Decrease) in Net Assets	(6,564,832)	10,158,322
Net Assets ($):
Beginning of Period	59,157,794	48,999,472
End of Period	52,592,962	59,157,794
Undistributed investment income—net	446,314	741,624

14

	Six Months Ended
	June 30, 2010	Year Ended
	(Unaudited)	December 31, 2009
Capital Share Transactions:
Initial Shares
Shares sold	243,988	481,209
Shares issued for dividends reinvested	49,019	145,065
Shares redeemed	(227,006)	(560,090)
Net Increase (Decrease) in Shares Outstanding	66,001	66,184
Service Shares
Shares sold	82,829	130,075
Shares issued for dividends reinvested	12,904	41,694
Shares redeemed	(91,317)	(187,243)
Net Increase (Decrease) in Shares Outstanding	4,416	(15,474)

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund's total returns do not reflect expenses associated with variable annuity or insurance contracts.These figures have been derived from the fund’s financial statements.

Six Months Ended
June 30, 2010			Year Ended December 31,
Initial Shares	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	15.19	12.75	23.12	20.08	16.41	14.36
Investment Operations:
Investment income—net[a]	.17	.28	.30	.29	.22	.26
Net realized and unrealized
gain (loss) on investments	(1.85)	2.71	(9.70)	3.10	3.59	1.85
Total from Investment Operations	(1.68)	2.99	(9.40)	3.39	3.81	2.11
Distributions:
Dividends from
investment income—net	(.25)	(.55)	(.34)	(.35)	(.14)	(.06)
Dividends from net realized
gain on investments	—	—	(.63)	—	—	—
Total Distributions	(.25)	(.55)	(.97)	(.35)	(.14)	(.06)
Net asset value, end of period	13.26	15.19	12.75	23.12	20.08	16.41
Total Return (%)	(11.25)[b]	25.26	(42.22)	17.12	23.31	14.75
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.10[c]	1.12	1.10	1.03	1.03	1.10
Ratio of net expenses
to average net assets	1.10[c,d]	1.12[d]	1.08	.98	.97	1.09
Ratio of net investment income
to average net assets	2.33[c]	2.12	1.62	1.37	1.19	1.76
Portfolio Turnover Rate	27.04[b]	104.15	99.61	113.77	98.92	92.82
Net Assets, end of period
($ x 1,000)	40,605	45,507	37,360	70,923	59,561	42,289

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
d	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

16

Six Months Ended
June 30, 2010			Year Ended December 31,
Service Shares	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	15.17	12.72	23.06	20.05	16.39	14.35
Investment Operations:
Investment income—net[a]	.15	.25	.24	.22	.16	.22
Net realized and unrealized
gain (loss) on investments	(1.84)	2.71	(9.66)	3.11	3.61	1.85
Total from Investment Operations	(1.69)	2.96	(9.42)	3.33	3.77	2.07
Distributions:
Dividends from
investment income—net	(.22)	(.51)	(.29)	(.32)	(.11)	(.03)
Dividends from net realized
gain on investments	—	—	(.63)	—	—	—
Total Distributions	(.22)	(.51)	(.92)	(.32)	(.11)	(.03)
Net asset value, end of period	13.26	15.17	12.72	23.06	20.05	16.39
Total Return (%)	(11.33)[b]	24.89	(42.36)	16.84	23.06	14.45
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.35[c]	1.37	1.35	1.28	1.28	1.34
Ratio of net expenses
to average net assets	1.35[c,d]	1.37[d]	1.34	1.23	1.21	1.33
Ratio of net investment income
to average net assets	2.08[c]	1.91	1.33	1.02	.90	1.50
Portfolio Turnover Rate	27.04[b]	104.15	99.61	113.77	98.92	92.82
Net Assets, end of period
($ x 1,000)	11,987	13,651	11,639	18,607	9,716	5,870

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
d	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

DreyfusVariable Investment Fund (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operating as a series company currently offering seven series, including the International Equity Portfolio (the “fund”). The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The fund is a non-diversified series. The fund’s investment objective is to maximize capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Capital Management Limited (“Newton”) serves as the fund’s sub-investment adviser. Newton is also a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold without a sales charge.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized

18

by the FASB to be applied by nongovernmental entities.Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

20

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Foreign†	25,700,465	26,413,230††	—	52,113,695
Mutual Funds	675,000	—	—	675,000
Other Financial
Instruments:	—	—	—	—
Forward Foreign
Currency Exchange
Contracts†††	—	150,291	—	150,291
Liabilities ($)
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts†††	—	(604,918)	—	(604,918)

†	See Statement of Investments for country and industry classification.
††	Securities classified as Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.
†††	Amounts shown represent unrealized appreciation (depreciation) at period end.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund.The remain-

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

ing portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements.These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash

22

management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital,and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended June 30, 2010 were as follows:

Affiliated
Investment	Value			Value	Net
Company	12/31/2009 ($)	Purchases ($)	Sales ($) 6/30/2010 ($)		Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	625,000	7,135,000	7,085,000	675,000	1.3

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended December 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $19,956,592 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2009. If not applied, $8,146,593 of the carryover expires in fiscal 2016 and $11,809,999 expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2009 was as follows: ordinary income $2,007,659. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

24

The average amount of borrowings outstanding under the Facilities during the period ended June 30, 2010 was approximately $22,100, with a related weighted average annualized interest rate of 1.40%.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a sub-investment advisory agreement between Dreyfus and Newton, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the fund’s average daily net assets, computed at the following annual rates:

Average Net Assets
0 up to $100 million	.35%
$100 million up to $1 billion	.30%
$1 billion up to $1.5 billion	.26%
In excess of $1.5 billion	.20%

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25% of the value of Service shares’ average daily net assets.The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products.The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2010, Service shares were charged $16,110 pursuant to the Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the

The Fund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

fund. During the period ended June 30, 2010, the fund was charged $119 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended June 30, 2010, the fund was charged $19 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $1.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended June 30, 2010, the fund was charged $57,854 pursuant to the custody agreement.

During the period ended June 30, 2010, the fund was charged $2,742 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $33,038, Rule 12b-1 distribution plan fees $2,481, custodian fees $37,008, chief compliance officer fees $4,113 and transfer agency per account fees $80.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended June 30, 2010, amounted to $15,628,424 and $14,923,161, respectively.

26

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized gain or loss which occurred during the period is reflected in the Statement of Operations.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty

The Fund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at June 30, 2010:

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)
Purchases:
Australian Dollar,
Expiring 11/12/2010	928,189	766,218	768,723	2,505
Euro,
Expiring 9/15/2010	1,782,142	2,430,793	2,180,247	(250,546)
Japanese Yen,
Expiring 7/2/2010	26,977,872	304,010	305,127	1,117
Japanese Yen,
Expiring 7/15/2010	95,756,110	1,059,308	1,083,288	23,980
Japanese Yen,
Expiring 9/15/2010	202,297,914	2,210,544	2,291,091	80,547
Singapore Dollar,
Expiring 10/15/2010	800,878	573,572	572,610	(962)
Singapore Dollar,
Expiring 10/15/2010	817,912	587,095	584,788	(2,307)
Singapore Dollar,
Expiring 10/15/2010	1,508,486	1,078,916	1,078,533	(383)
South Korean Won,
Expiring
7/15/2010	1,029,880,000	906,644	842,364	(64,280)
South Korean Won,
Expiring 7/15/2010	333,687,000	299,486	272,931	(26,555)
Sales:		Proceeds($)
British Pound,
Expiring 10/15/2010	376,000	573,572	561,749	11,823
British Pound,
Expiring 10/15/2010	752,000	1,078,916	1,123,499	(44,583)
Euro,
Expiring 7/1/2010	9,375	11,487	11,464	23
Euro,
Expiring 9/15/2010	1,782,142	2,210,543	2,180,247	30,296
Japanese Yen,
Expiring 7/1/2010	18,535,152	207,448	209,638	(2,190)

28

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($)	(Depreciation) ($)
Sales (continued):
Japanese Yen,
Expiring 7/2/2010	2,713,275	30,593	30,688	(95)
Japanese Yen,
Expiring 7/15/2010	83,539,909	906,644	945,086	(38,442)
Japanese Yen,
Expiring 7/15/2010	27,665,464	299,486	312,979	(13,493)
Japanese Yen,
Expiring 9/15/2010	219,610,000	2,430,793	2,487,156	(56,363)
Japanese Yen,
Expiring 10/15/2010	55,494,000	587,095	628,881	(41,786)
Japanese Yen,
Expiring 11/12/2010	68,184,000	766,218	773,163	(6,945)
South Korean Won,
Expiring
7/15/2010	1,363,567,000	1,059,307	1,115,295	(55,988)
Gross Unrealized
Appreciation				150,291
Gross Unrealized
Depreciation				(604,918)

At June 30, 2010, accumulated net unrealized depreciation on investments was $412,968, consisting of $4,820,262 gross unrealized appreciation and $5,233,230 gross unrealized depreciation.

At June 30, 2010, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund 29

INFORMATION ABOUT THE REVIEW AND
APPROVAL OF THE FUND’S INVESTMENT
ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board held on March 2, 2010, the Board unanimously approved the continuation of the fund’s Investment Advisory Agreement with Dreyfus and the Sub-Investment Advisory Agreement between Dreyfus and Newton Capital Management Limited (“Newton”) (together, the “Agreements”) for a one-year term ending March 30, 2011. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In approving the continuance of the Agreements, the Board considered all factors that they believed to be relevant, including, among other things, the factors discussed below.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund by Dreyfus and Newton pursuant to their Agreements. Dreyfus’ representatives reviewed the fund’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. Dreyfus’ representatives noted the various distribution channels for the fund as well as the diverse methods of distribution among other funds in the Dreyfus fund complex, and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. Dreyfus also provided the number of accounts investing in the fund, as well as the fund’s asset size.

The Board members also considered Newton’s research and portfolio management capabilities and Dreyfus’ oversight of day-to-day fund operations, including fund accounting, administration and assistance in

30

meeting legal and regulatory requirements. The Board members also considered Dreyfus’ extensive administrative, accounting and compliance infrastructure, as well as Dreyfus’ supervisory activities over Newton.The Board also considered Newton’s brokerage policies and practices, the standards applied in seeking best execution and Dreyfus’ and Newton’s policies and practices regarding soft dollars.

Comparative Analysis of the Fund’s Performance and Advisory Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of international core funds underlying variable insurance products (the “Performance Group”) and to a larger universe of funds, consisting of all international core funds underlying variable insurance products (the “Performance Universe”) selected and provided by Lipper, Inc. (“Lipper”), an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below).The Board members discussed the results of the comparisons and noted the fund’s average annual total return was below the median of the Performance Group and Performance Universe for the one- and two-year periods ended December 31, 2009 and above the median of the Performance Group and Performance Universe for the five- and ten-year periods ended December 31, 2009. The fund’s average annual total return was below the Performance Group median and above the Performance Universe median for the three- and four-year periods ended December 31, 2009. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, noting that the fund’s performance exceeded that of the benchmark MSCI EAFE Index for two out of the last three calendar years.

The Fund 31

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

The Board members also discussed the fund’s contractual and actual management fees and expense ratio and reviewed the range of management fees and expense ratios as compared to a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper.The fund’s contractual management fee was below the Expense Group median. The fund’s actual management fee was below the Expense Group and Expense Universe medians. The fund’s total expense ratio was above the Expense Group and the Expense Universe medians.

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus, Newton or their affiliates by mutual funds and/or separate accounts with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”), and explained the nature of the Similar Accounts and the differences, from Dreyfus’ or Newton’s perspective, as applicable, in providing services to the Similar Accounts as compared to the fund.The Board analyzed differences in fees paid to Dreyfus and Newton and discussed the relationship of the advisory fees paid in light of the services provided.The Board members considered the relevance of the fee information provided for the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management and sub-advisory fees.

The Board also considered the fee to Newton in relation to the fee paid to Dreyfus and the respective services provided by Newton and Dreyfus. The Board also noted that Newton’s fee is paid by Dreyfus and not by the fund.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit.The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The

32

Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members also considered potential benefits to Dreyfus or Newton from acting as investment adviser and sub-investment adviser, respectively, and noted that there were no soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider Dreyfus’ profitability with respect to the fund as part of their evaluation of whether the fees under the Agreements bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been static or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Since Dreyfus, and not the fund, pays Newton pursuant to the Sub-Investment Advisory Agreement, the Board did not consider Newton’s profitability to be relevant to its deliberations. It also was noted that Dreyfus did not realize a profit on the fund’s operations.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the Agreements. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by Dreyfus and Newton are adequate and appropriate.

  While the Board noted recent relative underperformance, the Board observed the favorable absolute performance in the last year and the proximity to the median during periods of relative underperformance.

The Fund 33

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

  The Board concluded that the fees paid to Dreyfus and Newton were reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the advisory fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that continuation of the Agreements was in the best interests of the fund and its shareholders.

34

NOTES

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
19	Notes to Financial Statements
30	Information About the Review and Approval of the Fund’s Investment Advisory Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus Variable Investment Fund,
International Value Portfolio

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Variable Investment Fund, InternationalValue Portfolio, covering the six-month period from January 1, 2010, through June 30, 2010.

After posting solid gains over the first quarter of 2010, stocks encountered renewed volatility in the second quarter, which caused most equity indices to erase their previous gains and end the reporting period lower than where they began. The second-quarter correction occurred despite positive GDP reports, as manufacturing activity improved and unemployment began to moderate in a recovery that has so far proved sustainable but milder than historical averages. Indeed, many of the headlines that have affected investors emanated from overseas markets, including the sovereign debt crisis in Europe and inflation fears in China.

Despite recent headlines about the current state of the U.S. economy, we still believe that it is unlikely that we’ll encounter a “double-dip” recession. Instead, we expect current financial strains to ease and the domestic economy to expand at a moderate pace over the second half of the year. However, we currently see a number of downside risks across the global markets that could result in volatility over the short term, which is why we still believe that a long-term investment focus with an emphasis on high-quality stocks may be suitable for many investors. As always, your financial advisor can help you assess both the risks and opportunities provided by the global financial markets in this investment climate.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2010

2

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2010, through June 30, 2010, as provided by D. Kirk Henry, Senior Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended June 30, 2010, Dreyfus Variable Investment Fund, International Value Portfolio’s Initial shares produced a total return of –12.78%, and its Service shares produced a total return of –12.89%.1 This compares with a –13.23% return for the portfolio’s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE Index”), for the same period.2

International stocks fell sharply over the first six months of 2010 as intensifying global economic concerns weighed on investor sentiment and sparked widespread declines in the world’s stock markets. The fund produced higher returns than its benchmark in this challenging environment, primarily due to the success of our security selection strategy in Japan.

The Fund’s Investment Approach

The fund seeks long-term capital growth by investing in stocks of foreign companies that we consider to be value companies.The fund may invest in companies of any size, and may also invest in companies located in emerging markets. Our investment approach is value-oriented and research-driven.When selecting stocks,we conduct extensive quantitative and fundamental research that emphasizes individual stock selection rather than economic and industry trends.We focus on how a stock is valued relative to its intrinsic worth, the company’s underlying business health as measured by return on assets and return on equity, and the presence of a catalyst that may trigger an increase in the stock price.

International Equities Declined in European Debt Crisis

Robust economic growth in the emerging markets and,to a lesser extent, the United States supported greater global manufacturing activity and higher corporate earnings over the first half of 2010, fueling a mild recovery of the global economy. However, the positive effects of the expanding global economy were offset by concerns surrounding a

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

sovereign debt crisis in Europe, where Greece and other peripheral nations found themselves unable to finance heavy debt loads, requiring intervention by the International Monetary Fund and European Union. In addition, global investors worried that efforts to forestall inflationary pressures in China might dampen economic growth in Asia, and high unemployment rates continued to weigh on the domestic economic rebound in the United States. Finally, the explosion and oil spill at BP’s Horizon Deepwater rig in the Gulf of Mexico hurt energy stocks and introduced an additional degree of uncertainty and volatility to global equity markets.

By the end of the reporting period, these developments had weighed heavily on international stock prices, erasing a portion of the gains achieved in 2009. Losses for U.S. residents were compounded by falling currency exchange rates relative to the U.S. dollar in most major markets except Japan.As of the reporting period’s end, the euro traded at a four-year low against the U.S. dollar, a testament to the European Union’s fragile fiscal condition.

Financial and Energy Stocks Dampened Fund Results

In this challenging environment, the fund achieved good relative results from Japanese consumer, industrials and materials stocks. Clear winners in these sectors included retail conglomerate Seven & I Holdings, the parent company of 7-11 stores in the United States, supermarket chain Aeon, housing and building materials supplier JS Group, marine transportation company Mitsui O.S.K. Lines, Mitsubishi Chemical, andTokyo Steel Manufacturing. In South Korea, automaker Hyundai Motor and telecommunications services companies KT Corp. and SK Telecom fared particularly well. The fund also benefited from underweighted exposure to Spain, which helped shelter the fund from the full brunt of that market’s weakness.

On the other hand,the fund’s relative performance was undermined by its holdings in the United Kingdom and France. UK energy stocks BP and Royal Dutch Shell, in addition to French oil giant Total, all declined sharply due to uncertainty in the wake of the catastrophic oil spill in the Gulf of Mexico. In France, the fund’s bank holdings were hurt due to their exposure to Greek corporate and sovereign credit. Other laggards included French media and telecommunications firmVivendi and maga-

4

zine publisher Lagardère, the latter of which was hurt by weak advertising sales. Finland’s Nokia lost value amid intensifying competitive pressures.

Seeking Investment Opportunities in Volatile Markets

As of the end of the reporting period, international equity valuations have pulled back to more reasonable levels, especially in Europe. Despite the region’s ongoing troubles, we believe the European Union is likely to remain viable, as its larger and more fiscally stable members have remained committed to the euro. Although near-term prospects for stocks in other regions of the world also remain uncertain at this juncture, we continue to be optimistic regarding the long-term growth potential of international businesses in a number of regional markets. Indeed, we would regard any further pullback in market averages as an opportunity to purchase the stocks of fundamentally strong companies at more attractive prices.

July 15, 2010

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.These risks are enhanced in emerging market countries.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.
2	SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International Europe, Australasia, Far
East (MSCI EAFE) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. Investors cannot invest directly in any index.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Variable Investment Fund, International Value Portfolio from January 1, 2010 to June 30, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2010

	Initial Shares	Service Shares
Expenses paid per $1,000†	$ 5.99	$ 7.14
Ending value (after expenses)	$872.20	$871.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2010

	Initial Shares	Service Shares
Expenses paid per $1,000†	$ 6.46	$ 7.70
Ending value (after expenses)	$1,018.40	$1,017.16

† Expenses are equal to the fund’s annualized expense ratio of 1.29% for Initial Shares and 1.54% for Service Shares,
multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
June 30, 2010 (Unaudited)

Common Stocks—96.1%	Shares	Value ($)
Australia—5.1%
BlueScope Steel	153,880	272,010
Foster’s Group	174,150	828,239
Incitec Pivot	59,878	137,598
Insurance Australia Group	261,791	751,437
National Australia Bank	51,171	1,002,745
Nufarm	168,813 [a]	765,911
Primary Health Care	170,560	511,106
QBE Insurance Group	25,760	394,640
		4,663,686
Brazil—.7%
Petroleo Brasileiro, ADR	8,790	301,673
Tele Norte Leste Participacoes, ADR	22,840	341,686
		643,359
China—.9%
China Railway Construction, Cl. H	286,500	362,775
PetroChina, ADR	4,480	491,590
		854,365
Finland—2.3%
Nokia	221,010	1,804,613
UPM-Kymmene	25,158	333,363
		2,137,976
France—11.9%
Alstom	16,420	740,454
Carrefour	20,720	818,102
Credit Agricole	46,599	477,007
Danone	12,940	691,023
France Telecom	52,160	900,069
GDF Suez	31,714	897,273
Lagardere	12,790	396,298
Peugeot	12,500 [a]	315,967
Sanofi-Aventis	30,454	1,836,468
Societe Generale	24,660	1,003,140
Total	44,480	1,979,564
Vivendi	41,554	840,674
		10,896,039

The Fund	7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Germany—6.4%
Allianz	5,810	576,914
Bayer	13,230	738,170
Daimler	12,364 [a]	626,080
Deutsche Lufthansa	30,380 [a]	418,602
Deutsche Telekom	54,550	643,050
E.ON	35,730	961,846
Muenchener Rueckversicherungs	6,180	773,690
RWE	7,627	497,133
Siemens	6,920	619,251
		5,854,736
Hong Kong—4.1%
China Mobile, ADR	10,660	526,711
Denway Motors	490,000	232,198
Esprit Holdings	115,110	627,518
Hang Seng Bank	108,900	1,462,834
Hutchison Whampoa	146,900	911,180
NWS Holdings	16,000	29,095
		3,789,536
Israel—.4%
Teva Pharmaceutical Industries, ADR	7,220	375,368
Italy—3.6%
Banco Popolare	51,300	281,921
Buzzi Unicem	32,460	325,473
ENI	23,735	435,707
Finmeccanica	90,516	939,298
Saras	413,370 [a]	860,321
Unipol Gruppo Finanziario	708,227	474,094
		3,316,814
Japan—24.9%
Astellas Pharma	13,600	459,922
Bridgestone	45,600	729,270
Chuo Mitsui Trust Holdings	330,240	1,180,296
COCA-COLA WEST	11,500	191,070

8

Common Stocks (continued)	Shares	Value ($)
Japan (continued)
Credit Saison	33,000	350,472
Daiwa House Industry	82,490	751,054
East Japan Railway	16,200	1,086,535
INPEX	54	303,546
JS Group	5,100	98,406
Kao	10,000	236,725
KDDI	217	1,041,865
Matsumotokiyoshi Holdings	26,400	568,519
Medipal Holdings	29,700	355,399
Mitsubishi Chemical Holdings	101,500	469,530
Mitsubishi Gas Chemical	101,000	496,918
Mitsubishi UFJ Financial Group	286,700	1,313,278
Murata Manufacturing	5,160	249,494
NEC	135,000	355,765
Nintendo	970	289,086
Nippon Express	87,000	396,550
Nomura Holdings	113,200	626,079
Panasonic	52,800	670,040
Rengo	87,000	552,022
Ricoh	21,700	280,040
Ryohin Keikaku	14,400	576,554
Sankyo	11,900	541,735
Secom	18,500	827,546
Seven & I Holdings	68,100	1,576,663
Shimachu	27,300	501,135
Shimizu	160,000	553,752
Shin-Etsu Chemical	10,160	479,760
Sumitomo	50,300	510,310
Sumitomo Mitsui Financial Group	41,100	1,179,798
Tokyo Electron	3,900	214,155
Tokyo Steel Manufacturing	69,700	816,708
Toyoda Gosei	19,500	489,843
Toyota Motor	32,000	1,114,743

The Fund	9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Japan (continued)
Ushio	26,300	411,091
		22,845,674
Netherlands—3.0%
Aegon	106,654 [a]	571,352
European Aeronautic Defence and Space	38,170 [a]	778,869
Royal Dutch Shell, Cl. A	55,788	1,415,575
		2,765,796
Norway—.7%
Norsk Hydro	135,800	616,448
Norsk Hydro (Rights)	19,356 [a]	9,985
		626,433
Russia—.3%
Gazprom, ADR	15,750	300,668
Singapore—2.5%
DBS Group Holdings	167,845	1,640,906
United Overseas Bank	49,121	688,740
		2,329,646
South Africa—.7%
MTN Group	47,690	625,192
South Korea—1.7%
KB Financial Group, ADR	10,149	384,546
Korea Electric Power, ADR	22,520 [a]	290,058
KT, ADR	10,420	199,751
Samsung Electronics	665	421,215
SK Telecom, ADR	19,280	283,994
		1,579,564
Spain—1.9%
Gamesa Tecnologica	63,960	548,921
Grifols	64,160	655,166
Iberdrola	91,436	512,749
Iberdrola (Rights)	91,416 [a]	21,352
		1,738,188
Sweden—1.5%
Investor, Cl. B	39,620	641,246

10

Common Stocks (continued)	Shares	Value ($)
Sweden (continued)
Telefonaktiebolaget LM Ericsson, Cl. B	68,860	766,673
		1,407,919
Switzerland—5.2%
Clariant	27,585 [a]	349,492
Lonza Group	4,630	308,215
Nestle	1,580	76,235
Novartis	46,599	2,260,818
Roche Holding	7,270	998,343
UBS	61,184 [a]	811,028
		4,804,131
Taiwan—.4%
United Microelectronics	845,000	377,379
United Kingdom—17.9%
Anglo American	33,542 [a]	1,166,040
BAE Systems	156,488	726,994
BP	235,408	1,130,598
Centrica	242,520	1,067,964
Drax Group	113,780	634,044
GlaxoSmithKline	98,525	1,669,719
Home Retail Group	176,560	558,387
HSBC Holdings	247,816	2,260,831
J Sainsbury	87,630	416,972
Lonmin	3,780 [a]	78,897
QinetiQ Group	239,850	416,856
Reed Elsevier	75,311	555,968
Resolution	854,552	803,865
Rexam	140,694	631,354
Royal Dutch Shell, Cl. A	50,144	1,266,308
Unilever	52,677	1,403,905
Vodafone Group	664,974	1,377,971
Wellstream Holdings	41,380	305,514
		16,472,187
Total Common Stocks
(cost $107,205,295)		88,404,656

The Fund	11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Other Investment—.7%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $610,000)	610,000 [b]	610,000

Total Investments (cost $107,815,295)	96.8%	89,014,656
Cash and Receivables (Net)	3.2%	2,909,545
Net Assets	100.0%	91,924,201

ADR—American Depository Receipts
a	Non-income producing security.
b	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Financial	22.2	Consumer Staples	7.4
Industrial	11.6	Telecommunication Services	6.5
Health Care	11.0	Utilities	5.3
Energy	9.6	Information Technology	5.2
Consumer Discretionary	9.5	Money Market Investment	.7
Materials	7.8		96.8

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2010 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	107,205,295	88,404,656
Affiliated issuers	610,000	610,000
Cash		375,019
Cash denominated in foreign currencies	631,335	629,039
Receivable for shares of Beneficial Interest subscribed		2,034,684
Dividends and interest receivable		400,016
Receivable for investment securities sold		162,919
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4		586
Prepaid expenses		4,906
		92,621,825
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		151,864
Payable for investment securities purchased		385,032
Payable for shares of Beneficial Interest redeemed		124,060
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4		995
Accrued expenses		35,673
		697,624
Net Assets ($)		91,924,201
Composition of Net Assets ($):
Paid-in capital		142,589,389
Accumulated undistributed investment income—net		1,297,219
Accumulated net realized gain (loss) on investments		(33,159,825)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions		(18,802,582)
Net Assets ($)		91,924,201

Net Asset Value Per Share
	Initial Shares	Service Shares
Net Assets ($)	51,227,436	40,696,765
Shares Outstanding	5,471,723	4,344,121
Net Asset Value Per Share ($)	9.36	9.37

See notes to financial statements.

The Fund	13

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2010 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $195,795 foreign taxes withheld at source):
Unaffiliated issuers	2,100,183
Affiliated issuers	974
Interest	6,598
Total Income	2,107,755
Expenses:
Investment advisory fee—Note 3(a)	511,753
Custodian fees—Note 3(b)	94,793
Distribution fees—Note 3(b)	57,427
Professional fees	27,288
Prospectus and shareholders’ reports	6,488
Trustees’ fees and expenses—Note 3(c)	4,028
Shareholder servicing costs—Note 3(b)	2,108
Loan commitment fees—Note 2	1,615
Interest expense—Note 2	211
Miscellaneous	11,860
Total Expenses	717,571
Less—reduction in fees due to earnings credits—Note 1(c)	(3)
Net Expenses	717,568
Investment Income—Net	1,390,187
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	3,073,366
Net realized gain (loss) on forward foreign currency exchange contracts	(66,028)
Net Realized Gain (Loss)	3,007,338
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	(18,565,056)
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	(1,577)
Net Unrealized Appreciation (Depreciation)	(18,566,633)
Net Realized and Unrealized Gain (Loss) on Investments	(15,559,295)
Net (Decrease) in Net Assets Resulting from Operations	(14,169,108)

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2010	Year Ended
	(Unaudited)	December 31, 2009
Operations ($):
Investment income—net	1,390,187	1,650,921
Net realized gain (loss) on investments	3,007,338	(18,219,780)
Net unrealized appreciation
(depreciation) on investments	(18,566,633)	42,393,494
Net Increase (Decrease) in Net Assets
Resulting from Operations	(14,169,108)	25,824,635
Dividends to Shareholders from ($):
Investment income—net:
Initial Shares	(1,035,042)	(2,145,219)
Service Shares	(712,406)	(1,533,663)
Total Dividends	(1,747,448)	(3,678,882)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	5,040,910	8,851,508
Service Shares	8,204,046	17,135,986
Dividends reinvested:
Initial Shares	1,035,042	2,145,219
Service Shares	712,406	1,533,663
Cost of shares redeemed:
Initial Shares	(4,709,173)	(14,500,368)
Service Shares	(11,807,178)	(19,040,179)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(1,523,947)	(3,874,171)
Total Increase (Decrease) in Net Assets	(17,440,503)	18,271,582
Net Assets ($):
Beginning of Period	109,364,704	91,093,122
End of Period	91,924,201	109,364,704
Undistributed investment income—net	1,297,219	1,654,480

The Fund	15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	June 30, 2010	Year Ended
	(Unaudited)	December 31, 2009
Capital Share Transactions:
Initial Shares
Shares sold	455,646	1,008,507
Shares issued for dividends reinvested	94,958	300,031
Shares redeemed	(451,081)	(1,606,915)
Net Increase (Decrease) in Shares Outstanding	99,523	(298,377)
Service Shares
Shares sold	760,617	1,862,120
Shares issued for dividends reinvested	65,239	214,199
Shares redeemed	(1,123,353)	(2,133,153)
Net Increase (Decrease) in Shares Outstanding	(297,497)	(56,834)

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts.These figures have been derived from the fund’s financial statements.

Six Months Ended
June 30, 2010			Year Ended December 31,
Initial Shares	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	10.92	8.79	17.43	19.50	17.49	15.85
Investment Operations:
Investment income—net[a]	.15	.17	.34	.31	.29	.22
Net realized and unrealized
gain (loss) on investments	(1.52)	2.35	(5.94)	.44	3.44	1.64
Total from Investment Operations	(1.37)	2.52	(5.60)	.75	3.73	1.86
Distributions:
Dividends from
investment income—net	(.19)	(.39)	(.35)	(.31)	(.26)	—
Dividends from net realized
gain on investments	—	—	(2.69)	(2.51)	(1.46)	(.22)
Total Distributions	(.19)	(.39)	(3.04)	(2.82)	(1.72)	(.22)
Net asset value, end of period	9.36	10.92	8.79	17.43	19.50	17.49
Total Return (%)	(12.78)[b]	30.97	(37.32)	4.15	22.60	11.89
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.29[c]	1.32	1.23	1.19	1.19	1.20
Ratio of net expenses
to average net assets	1.29[c,d]	1.32[d]	1.23[d]	1.18	1.18	1.17
Ratio of net investment income
to average net assets	2.86[c]	1.89	2.79	1.69	1.59	1.39
Portfolio Turnover Rate	31.75[b]	63.87	55.27	66.08	60.27	54.32
Net Assets, end of period
($ x 1,000)	51,227	58,684	49,868	101,614	118,733	94,988

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
d	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Fund	17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
June 30, 2010			Year Ended December 31,
Service Shares	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	10.92	8.77	17.39	19.47	17.47	15.86
Investment Operations:
Investment income—net[a]	.13	.15	.32	.27	.24	.18
Net realized and unrealized
gain (loss) on investments	(1.51)	2.35	(5.94)	.44	3.45	1.65
Total from Investment Operations	(1.38)	2.50	(5.62)	.71	3.69	1.83
Distributions:
Dividends from
investment income—net	(.17)	(.35)	(.31)	(.28)	(.23)	—
Dividends from net realized
gain on investments	—	—	(2.69)	(2.51)	(1.46)	(.22)
Total Distributions	(.17)	(.35)	(3.00)	(2.79)	(1.69)	(.22)
Net asset value, end of period	9.37	10.92	8.77	17.39	19.47	17.47
Total Return (%)	(12.89)[b]	30.66	(37.48)	3.92	22.39	11.69
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.54[c]	1.57	1.48	1.44	1.44	1.45
Ratio of net expenses
to average net assets	1.54[c,d]	1.57[d]	1.48[d]	1.39	1.38	1.36
Ratio of net investment income
to average net assets	2.54[c]	1.60	2.58	1.49	1.33	1.10
Portfolio Turnover Rate	31.75[b]	63.87	55.27	66.08	60.27	54.32
Net Assets, end of period
($ x 1,000)	40,697	50,681	41,225	79,776	80,358	54,255

a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.
d	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

DreyfusVariable Investment Fund (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operating as a series company currently offering seven series, including the International Value Portfolio (the “fund”). The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The fund is a diversified series.The fund’s investment objective is long-term capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan, the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities.Rules and interpretive releases of the Securities and Exchange Commission (“SEC”)

The Fund	19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board ofTrustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an

20

evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for
identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund	21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The following is a summary of the inputs used as of June 30, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Foreign†	37,780,597	50,624,059††	—	88,404,656
Mutual Funds	610,000	—	—	610,000
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts †††	—	586	—	586
Liabilities ($)
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts†††	—	(995)	—	(995)

†	See Statement of Investments for country and industry classification.
††	Securities classified as Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.
†††	Amounts shown represent unrealized appreciation (depreciation) at period end.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund.The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3

22

fair value measurements.These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The Fund	23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended June 30, 2010 were as follows:

Affiliated Investment	Value			Value	Net
Company	12/31/2009 ($)	Purchases ($)	Sales ($)	6/30/2010 ($)	Assets (%)
Dreyfus
Institutional
Preferred Plus
Money Market
Fund	800,000	14,700,000	14,890,000	610,000.7

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable pro-

24

visions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended December 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $31,620,809 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2009. If not applied, $9,980,117 of the carryover expires in fiscal 2016 and $21,640,692 expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2009 was as follows: ordinary income $3,678,882. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The Fund	25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The average amount of borrowings outstanding under the Facilities during the period ended June 30, 2010, was approximately $30,400 with a related weighted average annualized interest rate of 1.40%.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager, the investment advisory fee is computed at the annual rate of 1% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets.The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products.The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2010, Service shares were charged $57,427 pursuant to the Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2010, the fund was charged $267 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended June 30, 2010, the fund was charged $45 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $3.

26

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended June 30, 2010, the fund was charged $94,793 pursuant to the custody agreement.

During the period ended June 30, 2010, the fund was charged $2,742 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $76,356, Rule 12b-1 distribution plan fees $8,329, custodian fees $62,886, chief compliance officer fees $4,113 and transfer agency per account fees $180.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended June 30, 2010, amounted to $31,618,265 and $34,231,113, respectively.

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for hedge accounting.Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting.Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure.

The Fund	27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized gain or loss which occurred during the period is reflected in the Statement of Operations.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at June 30, 2010:

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($)	(Depreciation) ($)
Purchases:
Euro,
Expiring 7/2/2010	103,134	126,473	126,118	(355)
Japanese Yen,
Expiring 7/1/2010	6,581,802	74,228	74,442	214
Japanese Yen,
Expiring 7/2/2010	2,061,582	23,247	23,317	70
Norwegian Krone,
Expiring 7/1/2010	392,797	60,617	60,358	(259)
Norwegian Krone,
Expiring 7/2/2010	322,185	49,735	49,508	(227)

28

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Proceeds ($)	Value ($)	(Depreciation) ($)
Sales:
British Pound,
Expiring 7/1/2010	12,527	18,893	18,717	176
Euro,
Expiring 7/1/2010	4,254	5,192	5,202	(10)
Swedish Krona,
Expiring 7/2/2010	252,114	32,459	32,333	126
Swiss Franc,
Expiring 7/2/2010	44,745	41,369	41,513	(144)
Gross Unrealized
Appreciation				586
Gross Unrealized
Depreciation				(995)

At June 30, 2010, accumulated net unrealized depreciation on investments was $18,800,639, consisting of $3,014,204 gross unrealized appreciation and $21,814,843 gross unrealized depreciation.

At June 30, 2010, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund	29

INFORMATION ABOUT THE REVIEW AND
APPROVAL OF THE FUND’S INVESTMENT
ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board held on March 2, 2010, the Board unanimously approved the continuation of the fund’s Investment Advisory Agreement with Dreyfus for a one-year term ending March 30, 2011. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In approving the continuance of the Investment Advisory Agreement, the Board considered all factors that they believed to be relevant, including, among other things, the factors discussed below.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Investment Advisory Agreement. Dreyfus’ representatives reviewed the fund’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. Dreyfus’ representatives noted the various distribution channels for the fund as well as the diverse methods of distribution among other funds in the Dreyfus fund complex, and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. Dreyfus also provided the number of accounts investing in the fund, as well as the fund’s asset size.

The Board members also considered Dreyfus’ research and portfolio management capabilities and Dreyfus’ oversight of day-to-day fund operations, including fund accounting, administration and assistance in meeting legal and regulatory requirements. The Board members also considered Dreyfus’ extensive administrative, accounting and compliance infrastructure.The Board also considered Dreyfus’ brokerage policies and practices, the standards applied in seeking best execution and Dreyfus’ policies and practices regarding soft dollars.

30

Comparative Analysis of the Fund’s Performance and Advisory Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of international value funds underlying variable insurance products (the “Performance Group”) and to a larger universe of funds, consisting of all international value funds underlying variable insurance products (the “Performance Universe”) selected and provided by Lipper, Inc. (“Lipper”), an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons and noted the fund’s average annual total return was at or above the median of the Performance Group and Performance Universe for the periods ended December 31, 2009. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also discussed the fund’s contractual and actual management fees and expense ratio and reviewed the range of management fees and expense ratios as compared to a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper.The fund’s contractual management fee was above the Expense Group median. The fund’s actual management fee and total expense ratio were above the Expense Group and Expense Universe medians.

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by mutual funds and/or separate accounts with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”), and explained the nature of the Similar Accounts and the differences, from Dreyfus’ perspective, as applicable, in providing services to the Similar Accounts as compared to the fund. The Board analyzed differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of the

The Fund	31

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

services provided. The Board members considered the relevance of the fee information provided for the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fees.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit.The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider Dreyfus’ profitability with respect to the fund as part of their evaluation of whether the fees under the Investment Advisory Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been static or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. It also was noted that Dreyfus did not realize a profit on the fund’s operations.

32

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Investment Advisory Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board was satisfied with the fund’s relative performance.

  The Board concluded that the fee paid by the fund to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the advisory fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that continuation of the fund’s Investment Advisory Agreement was in the best interests of the fund and its shareholders.

The Fund	33

For More Information

Telephone 1-800-554-4611 or 1-516-338-3300
Mail	The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
Attn: Investments Division

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Dreyfus Variable Investment Fund, Money Market Portfolio

SEMIANNUAL REPORT June 30, 2010

BNY MELLON
ASSET MANAGEMENT

Dreyfus

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
9	Statement of Assets and Liabilities
10	Statement of Operations
11	Statement of Changes in Net Assets
12	Financial Highlights
13	Notes to Financial Statements
19	Information About the Review and Approval of the Fund’s Investment Advisory Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus Variable Investment Fund,
Money Market Portfolio

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Variable Investment Fund, Money Market Portfolio, covering the six-month period from January 1, 2010, through June 30, 2010.

After posting solid gains over the second half of 2009 and the first quarter of 2010, the financial markets encountered renewed volatility late in the reporting period, which caused world stocks and some of the bond market’s higher-yielding sectors to erase some of their previous gains. Conversely, traditional safe havens such as gold and U.S. Treasury securities rallied as investors became more risk-averse.

Despite recent headlines about the current state of the U.S. economy, we still believe that it is unlikely that we’ll encounter a “double-dip” recession. Instead, we expect current financial strains to ease and the domestic economy to expand at a moderate pace over the second half of the year. However, we currently see a number of downside risks that could result in volatility over the short-term; which is why we still believe that a long-term investment focus with an emphasis on high quality investments may be suitable for many investors.

We believe that short-term and liquid asset mutual fund investments are an important part of an long-term investment focus. But if you have not recently reviewed your portfolio, perhaps now is a good time to talk to your financial advisor about the current market environment and about potential opportunities provided by the financial markets in this investment climate.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2010

2

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2010, through June 30, 2010, as provided by Bernard W. Kiernan, Jr., Senior Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended June 30, 2010, Dreyfus Variable Investment Fund, Money Market Portfolio produced a yield of 0.01%. Taking into account the effects of compounding, the fund provided an effective yield of 0.01% for the same period.1

U.S. economic growth remained relatively mild during the reporting period, and the Federal Reserve Board (the “Fed”) maintained its target for the overnight federal funds rate between 0.00% and 0.25%. Consequently, money market yields stayed near historical lows over the first six months of 2010.

The Fund’s Investment Approach

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. To pursue this goal, the fund invests in a diversified selection of high-quality, short-term debt securities, including securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, certificates of deposit, time deposits, bankers’ acceptances and other short-term securities issued by domestic or foreign banks, repurchase agreements, asset-backed securities, domestic and dollar-denominated foreign commercial paper and other short-term corporate and bank obligations of domestic and foreign issuers and dollar-denominated obligations issued or guaranteed by one or more foreign governments or their agencies.

Monetary Policy Remained Unchanged in Muted Recovery

2010 began in the midst of an economic recovery that was fueled, in part, by the Fed’s aggressive monetary policy, including an overnight federal funds rate that remained unchanged in a historically low range

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

between 0.00% and 0.25%.As a result, money market yields remained near zero percent during the reporting period.

When the year began, the economic recovery appeared to remain on track, and economists were encouraged by positive data, such as a better-than-expected improvement in retail sales in January. In addition, the unemployment rate fell to 9.7% and job losses continued to moderate in January and February. Manufacturing activity rose for the eighth straight month in March, and it did so at the fastest rate in almost six years. Employment improved in April by the largest margin in approximately four years, as non-farm payrolls grew by 290,000 even as workers returning to the labor force pushed the unemployment rate up to 9.9%. 431,000 additional new jobs were created in May, although most were temporary workers hired for the 2010 Census.

Nonetheless, U.S. GDP grew at a revised 3.0% annualized rate during the first quarter of 2010, a far milder gain than in similar stages of most previous recoveries. Moreover, the housing market continued to struggle during the first quarter, with existing home sales sliding –0.6% in March compared to the previous month, even before the expiration of tax credits for first-time homebuyers.

In April and May, a sovereign debt crisis in Europe and inflationary pressures in China contributed to greater economic uncertainty worldwide, sparking heightened volatility in international stock and bond markets. In the United States, the Consumer Price Index slid –0.1% in April, primarily due to lower energy prices, even as retail sales and industrial production posted gains. However, government budget cutbacks in Europe created concerns that demand for goods and services, including those from U.S. companies, could suffer significantly. Indeed, U.S. manufacturing activity appeared to moderate in June, and private-sector job growth, while positive, proved more anemic than many analysts expected.

The U.S. Securities and Exchange Commission (“SEC”) has issued new regulations governing money market funds, many of which required compliance during the reporting period.

4

An Unwavering Focus on Quality

With few opportunities available in the short-term credit markets for significant levels of current income, most money market funds continued to maintain weighted maturities well below historical averages. The fund was no exception, as we set its weighted average maturity roughly in line with industry averages. As always, we focused exclusively on money market instruments meeting our stringent credit-quality criteria.

Although the mild economic recovery is maturing, inflationary pressures have remained low, and the Fed repeatedly has stated that economic conditions “are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”The subpar U.S. recovery, along with expectations of sustained economic weakness in Europe, has convinced many analysts that a shift to a more restrictive monetary policy is unlikely anytime soon. Therefore, until we see more convincing signs that the Fed is prepared to raise interest rates, we intend to maintain the fund’s focus on credit quality and liquidity.

July 15, 2010

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
Short-term corporate and asset-backed securities holdings while rated in the highest rating category by one or more NRSRO (or unrated, if deemed of comparable quality by Dreyfus,) involve credit and liquidity risks and risk of principal loss.
The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.The investment objective and policies of Dreyfus Variable Investment Fund, Money Market Portfolio
made available through insurance products may be similar to other funds managed or advised by
Dreyfus. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other Dreyfus fund.
1	Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.Yields provided for the fund reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, fund yields would have been lower, and in some cases, 7-day yields during the reporting period would have been negative absent the expense absorption.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Variable Investment Fund, Money Market Portfolio from January 1, 2010 to June 30, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2010

Expenses paid per $1,000†	$1.19
Ending value (after expenses)	$1,000.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2010

Expenses paid per $1,000†	$1.20
Ending value (after expenses)	$1,023.60

† Expenses are equal to the fund’s annualized expense ratio of .24%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
June 30, 2010 (Unaudited)

	Principal
Negotiable Bank Certificates of Deposit—4.4%	Amount ($)	Value ($)
Citibank N.A.
0.34%, 8/2/10
(cost $10,000,000)	10,000,000	10,000,000

Commercial Paper—28.9%
Abbey National North America LLC
0.10%, 7/1/10	10,000,000	10,000,000
BNP Paribas Finance Inc.
0.60%, 9/2/10	10,000,000	9,989,500
Credit Agricole NA
0.32%, 8/2/10	10,000,000	9,997,156
General Electric Capital Corp.
0.48%, 8/26/10	10,000,000	9,992,533
Nordea North America Inc.
0.33%, 8/5/10	10,000,000	9,996,840
UBS Finance Delaware Inc.
0.32%, 7/22/10	15,000,000	14,997,200
Total Commercial Paper
(cost $64,973,229)		64,973,229

Asset-Backed Commercial Paper—26.7%
Atlantis One Funding Corp.
0.32%, 8/3/10	10,000,000 [a]	9,997,067
CAFCO LLC
0.32%, 7/7/10	15,000,000 [a]	14,999,200
CHARTA LLC
0.50%, 8/23/10	10,000,000 [a]	9,992,639
CIESCO LLC
0.32%, 7/7/10	15,000,000 [a]	14,999,200
Grampian Funding Ltd.
0.40%, 8/6/10	10,000,000 [a]	9,996,000
Total Asset-Backed Commercial Paper
(cost $59,984,106)		59,984,106

Short-Term Bank Note—6.7%
Bank of America N.A.
0.31%, 7/12/10
(cost $15,000,000)	15,000,000	15,000,000

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Repurchase Agreements—33.3%	Amount ($)	Value ($)
Banc of America Securities LLC
0.01%, dated 6/30/10, due 7/1/10 in the
amount of $30,000,008 (fully collateralized by
$29,797,200 U.S. Treasury Notes, 2.75%,
due 11/30/16, value $30,600,059)	30,000,000	30,000,000
Barclays Capital, Inc.
0.01%, dated 6/30/10, due 7/1/10 in the amount of
$5,000,001 (fully collateralized by $3,901,500 U.S.
Treasury Bonds, 6%, due 2/15/26, value $5,100,102)	5,000,000	5,000,000
Deutsche Bank Securities Inc.
0.03%, dated 6/30/10, due 7/1/10 in the
amount of $30,000,025 (fully collateralized by
$30,711,000 Federal Home Loan Bank, 0%,
due 5/25/11, value $30,600,440)	30,000,000	30,000,000
RBC Capital Markets
0.235%, dated 6/30/10, due 7/1/10 in the
amount of $10,000,065 (fully collateralized by
$15,038,707 Corporate Notes, 5.50%-6%,
due 7/25/35-7/25/36, value $10,300,000)	10,000,000	10,000,000
Total Repurchase Agreements
(cost $75,000,000)		75,000,000

Total Investments (cost $224,957,335)	100.0%	224,957,335

Liabilities, Less Cash and Receivables	(.0%)	(18,254)

Net Assets	100.0%	224,939,081

a Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2010, these securities amounted to $59,984,106 or 26.7% of net assets.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Banking	44.5	Finance	4.4
Repurchase Agreements	33.3
Asset-Backed/Multi-Seller Programs	17.8		100.0

† Based on net assets.
See notes to financial statements.

8

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2010 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of
Investments (including Repurchase Agreements
of $75,000,000)—Note 1(b)	224,957,335	224,957,335
Cash		168,976
Interest receivable		28,664
Prepaid expenses		3,939
		225,158,914
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(a)		71,809
Payable for shares of Beneficial Interest redeemed		104,912
Accrued expenses		43,112
		219,833
Net Assets ($)		224,939,081
Composition of Net Assets ($):
Paid-in capital		224,903,686
Accumulated net realized gain (loss) on investments		35,395
Net Assets ($)		224,939,081
Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial interest authorized)		224,903,617
Net Asset Value, offering and redemption price per share ($)		1.00

See notes to financial statements.

The Fund 9

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2010 (Unaudited)

Investment Income ($):
Interest Income	352,670
Expenses:
Investment advisory fee—Note 2(a)	730,831
Custodian fees—Note 2(a)	31,826
Professional fees	21,118
Trustees’ fees and expenses—Note 2(b)	12,806
Registration fees	8,033
Prospectus and shareholders’ reports	5,994
Shareholder servicing costs—Note 2(a)	2,372
Miscellaneous	8,727
Total Expenses	821,707
Less—reduction in expenses due to undertaking—Note 2(a)	(468,544)
Less—reduction in fees due to earnings credits—Note 1(b)	(549)
Net Expenses	352,614
Investment Income—Net	56
Net Realized Gain (Loss) on Investments—Note 1(b) ($)	7,812
Net Increase in Net Assets Resulting from Operations	7,868

See notes to financial statements.

10

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2010	Year Ended
	(Unaudited)	December 31, 2009
Operations ($):
Investment income—net	56	397,392
Net realized gain (loss) on investments	7,812	39,337
Net Increase (Decrease) in Net Assets
Resulting from Operations	7,868	436,729
Dividends to Shareholders from ($):
Investment income—net	(56)	(397,392)
Beneficial Interest Transactions ($1.00 per share):
Net proceeds from shares sold	91,569,748	389,952,541
Dividends reinvested	56	397,392
Cost of shares redeemed	(223,784,456)	(324,176,347)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(132,214,652)	66,173,586
Total Increase (Decrease) in Net Assets	(132,206,840)	66,212,923
Net Assets ($):
Beginning of Period	357,145,921	290,932,998
End of Period	224,939,081	357,145,921

See notes to financial statements.

The Fund 11

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

Six Months Ended
	June 30, 2010		Year Ended December 31,
	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	1.00	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.000[a]	.001	.025	.048	.045	.026
Distributions:
Dividends from
investment income—net	(.000)[a]	(.001)	(.025)	(.048)	(.045)	(.026)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b]	.13	2.54	4.86	4.58	2.65
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.56[b]	.59	.57	.55	.57	.59
Ratio of net expenses
to average net assets	.24[b]	.44	.57[d]	.55[d]	.57[d]	.59[d]
Ratio of net investment income
to average net assets	.00[b,c]	.11	2.53	4.75	4.56	2.66
Net Assets, end of period
($ x 1,000)	224,939	357,146	290,933	300,803	151,301	131,210

a	Amount represents less than $.001 per share.
b	Annualized.
c	Amount represents less than .01%.
d	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

12

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

DreyfusVariable Investment Fund (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operating as a series company currently offering seven series, including the Money Market Portfolio (the “fund”). The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The fund is a diversified series.The fund’s investment objective is to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so.There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities.Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accor-

The Fund 13

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

dance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Board of Trustees to represent the fair value of the fund’s investments.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

14

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used as of June 30, 2010 in valuing the fund’s investments:

Short-Term
Valuation Inputs	Investments ($)†
Level 1—Unadjusted Quoted Prices	—
Level 2—Other Significant Observable Inputs	224,957,335
Level 3—Significant Unobservable Inputs	—
Total	224,957,335
† See Statement of Investments for additional detailed categorizations.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Manager, subject to the seller’s agreement to repurchase and the fund’s agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggre-

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

gate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains its right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986 as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended December 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2009, was all ordinary income.The tax character of current year distributions will be determined at the end of the current fiscal year.

16

At June 30, 2010, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (See the Statement of Investments).

NOTE 2—Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager, the investment advisory fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly.

The Manager has undertaken to reimburse expenses in the event that current yields drop below a certain level. Such limitation may fluctuate daily, is voluntary and not contractual and may be terminated at any time. The reduction in expenses, pursuant to the undertaking, amounted to $468,544, during the period ended June 30, 2010.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2010, the fund was charged $172 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended June 30, 2010, the fund was charged $18 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $1.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended June 30, 2010, the fund was charged $31,826 pursuant to the custody agreement.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

During the period ended June 30, 2010, the fund was charged $2,742 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of:investment advisory fees $96,350, custodian fees $19,399, chief compliance officer fees $4,113 and transfer agency per account fees $108, which are offset against an expense reimbursement currently in effect in the amount of $48,161.

(b) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

18

INFORMATION ABOUT THE REVIEW AND
APPROVAL OF THE FUND’S INVESTMENT
ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board held on March 2,2010,the Board unanimously approved the continuation of the fund’s Investment Advisory Agreement with Dreyfus for a one-year term ending March 30, 2011. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In approving the continuance of the Investment Advisory Agreement, the Board considered all factors that they believed to be relevant, including, among other things, the factors discussed below.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Investment Advisory Agreement. Dreyfus’ representatives reviewed the fund’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. Dreyfus’ representatives noted the various distribution channels for the fund as well as the diverse methods of distribution among other funds in the Dreyfus fund complex, and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. Dreyfus also provided the number of accounts investing in the fund, as well as the fund’s asset size.

The Board members also considered Dreyfus’ research and portfolio management capabilities and Dreyfus’ oversight of day-to-day fund operations, including fund accounting, administration and assistance in meeting legal and regulatory requirements. The Board members also considered Dreyfus’ extensive administrative, accounting and compliance infrastructure.

The Fund 19

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Advisory Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of money market funds underlying variable insurance products (the “Performance Group”) and to a larger universe of funds, consisting of all money market funds underlying variable insurance products (the “Performance Universe”) selected and provided by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons and noted the fund’s average annual total return was generally at or above the Performance Group medians and Performance Universe medians for the periods ended December 31, 2009.

The Board members also discussed the fund’s contractual and actual management fees and expense ratio and reviewed the range of management fees and expense ratios as compared to a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper.The fund’s contractual management fee was above the Expense Group median. The fund’s actual management fee and total expense ratio were above the Expense Group and Expense Universe medians.

Representatives of Dreyfus noted that there were no similarly managed funds, separate accounts or wrap fee accounts managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit.The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’

20

approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider Dreyfus’ profitability with respect to the fund as part of their evaluation of whether the fees under the Investment Advisory Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been static or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. It also was noted that Dreyfus did not realize a profit on the fund’s operations.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Investment Advisory Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board was satisfied with the fund’s performance.

  The Board concluded that the fee paid by the fund to Dreyfus was reasonable in light of the considerations described above.

The Fund 21

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the manage- ment of the fund had been adequately considered by Dreyfus in connection with the advisory fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that continuation of the fund’s Investment Advisory Agreement was in the best interests of the fund and its shareholders.

22

NOTES

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
15	Financial Highlights
17	Notes to Financial Statements
26	Information About the Review and Approval of the Fund’s Investment Advisory Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus Variable Investment Fund,
Opportunistic Small Cap Portfolio

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio, covering the six-month period from January 1, 2010, through June 30, 2010.

After posting solid gains over the first quarter of 2010, stocks encountered renewed volatility in the second quarter, which caused most equity indices to erase their previous gains and end the reporting period lower than where they began. The second-quarter correction occurred despite positive GDP reports, as manufacturing activity improved and unemployment began to moderate in a recovery that has so far proved sustainable but milder than historical averages. Indeed, many of the headlines that have affected investors emanated from overseas markets, including the sovereign debt crisis in Europe and inflation fears in China.

Despite recent headlines about the current state of the U.S. economy, we still believe that it is unlikely that we’ll encounter a “double-dip” recession. Instead, we expect current financial strains to ease and the domestic economy to expand at a moderate pace over the second half of the year. However, we currently see a number of downside risks across the global markets that could result in volatility over the short term, which is why we still believe that a long-term investment focus with an emphasis on high-quality stocks may be suitable for many investors. As always, your financial advisor can help you assess both the risks and opportunities provided by the global financial markets in this investment climate.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2010

2

DISCUSSION OF FUND PERFORMANCE

For the period from January 1, 2010 through June 30, 2010, as provided by David A. Daglio, Primary Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended June 30, 2010, Opportunistic Small Cap Portfolio (formerly Developing Leaders Portfolio), a series of DreyfusVariable Investment Fund, produced a total return of –3.71% for its Initial shares, and its Service shares returned –3.83%.1 In comparison, the Russell 2000 Index (the “Index”), the fund’s benchmark, produced a total return of –1.95% for the same period.2

Economic uncertainties undermined stock prices late in the reporting period, driving stock prices lower. Small-cap stocks tended to fare better than their large-cap counterparts, with strong gains early in the reporting period that largely counterbalanced later declines. The fund’s returns lagged the benchmark, primarily due to disappointing results in the consumer discretionary and financials sectors.

The Fund’s Investment Approach

The fund seeks capital appreciation. Stocks are selected for the fund’s portfolio based primarily on bottom-up fundamental analysis.The fund’s portfolio managers use a disciplined investment process that relies, in general, on proprietary fundamental research and valuation. Generally, elements of the process include analysis of mid-cycle business prospects, estimation of the intrinsic value of the company and the identification of a revaluation trigger. Intrinsic value is based on the combination of the valuation assessment of the company’s operating divisions with the firm’s economic balance sheet. Mid-cycle estimates, growth prospects and competitive advantages are some of the factors used in the valuation assessment. A company’s stated and hidden liabilities and assets are included in the portfolio managers’ economic balance sheet calculation. Sector overweights and underweights are a function of the relative attractiveness of securities within the fund’s investable universe. The fund’s portfolio managers invest in stocks that they believe have attractive reward to risk opportunities and may actively adjust the fund’s portfolio to reflect new developments.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

Economic Uncertainties Trumped Good Earnings

During the first four months of 2010, strong earnings reports from a wide range of U.S. companies, along with other evidence of continued economic recovery, drove most stocks higher. Small-cap stocks experienced a significantly sharper rise than large-cap stocks. However, in early May, investor confidence was shaken by the spread of a sovereign debt crisis from Greece to other members of the European Union. Meanwhile, economic growth in China was threatened by inflationary pressures, and persistently high levels of unemployment and ongoing troubles in housing markets in the United States, which suggested that the global recovery might be losing momentum.As a result, U.S. stocks lost the ground they had gained earlier, ending the reporting period in negative territory.While small-cap stocks suffered during the correction, the strength of their earlier gains positioned them to finish the reporting period with milder losses, on average, than large-cap stocks.

Individual Holdings Produced Mixed Returns

The fund maintained overweighted exposure to consumer discretionary stocks and underweighted exposure to the financials sector, both of which detracted from returns relative to the benchmark. However, the fund’s performance was primarily driven by individual stock selections. Among consumer discretionary holdings, some of 2009’s better performers dipped sharply in May and June.These included hotel and restaurant operators such as Orient-Express Hotels, retailers such as Liz Claiborne, and media firms such as Belo and The New York Times Company. In the financials sector, the fund emphasized asset management companies, such as Janus Capital Group and Waddell & Reed Financial, which were hurt by weakness in equity markets.

On a more positive note, another financials sector holding, debt collector Portfolio Recovery Associates, rose due to stronger than expected cash collections. In the health care sector, biotechnology developer Abraxis BioScience advanced in response to an acquisition offer that reflected our own assessment of the company’s intrinsic value,and anthrax vaccine pioneer Emergent BioSolutions rallied in the wake of the Abraxis takeover bid. Several industrials sector holdings also produced notable gains, led by machinery makers ArvinMeritor and Altra Holdings, as well as several

4

transportation companies, such as airline UAL, and trucker Old Dominion Freight Line. Finally, Rovi, a provider of digital entertainment technology solutions, benefited from rapid growth in the high definition television market.

Positioned for Further Recovery

Despite the U.S. stock market’s recent jitters and the possibility of slowing economic growth in the near term, we believe the U.S. recovery is likely to remain intact.We have been particularly encouraged by recently strong levels of corporate profitability. Therefore, we have positioned the fund to benefit from continued economic growth, with overweighted exposure to industrial stocks and, to a lesser degree, the consumer discretionary sector.The fund holds relatively light exposure to financials, especially real estate investment trusts, and certain areas of the basic materials sector, such as copper and steel producers, where valuations appear stretched.

July 15, 2010

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of small- and/or midcap companies often experience sharper price fluctuations than stocks of large-cap companies.

The fund is only available as a funding vehicle under various life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly.A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement through May 1, 2011, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2000 Index is an unmanaged index of small-cap stock performance and is composed of the 2,000 smallest companies in the Russell 3000 Index.The
Russell 3000 Index is composed of the 3,000 largest U.S. companies based on total market capitalization. Investors cannot invest directly in any index.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in DreyfusVariable Investment Fund, Opportunistic Small Cap Portfolio from January 1, 2010 to June 30, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2010

	Initial Shares	Service Shares
Expenses paid per $1,000†	$ 3.41	$ 4.62
Ending value (after expenses)	$962.90	$961.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2010

	Initial Shares	Service Shares
Expenses paid per $1,000†	$ 3.51	$ 4.76
Ending value (after expenses)	$1,021.32	$1,020.08

† Expenses are equal to the fund’s annualized expense ratio of .70% for Initial Shares and .95% for Service Shares,
multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
June 30, 2010 (Unaudited)

Common Stocks—99.7%	Shares	Value ($)
Consumer Discretionary—27.2%
AFC Enterprises	37,120 [a]	337,792
American Axle & Manufacturing Holdings	226,200 [a]	1,658,046
AnnTaylor Stores	68,520 [a]	1,114,820
ArvinMeritor	266,130 [a,b]	3,486,303
Bebe Stores	208,580	1,334,912
Belo, Cl. A	410,550 [a]	2,336,029
Brinker International	121,510	1,757,035
CBS, Cl. B	78,150	1,010,479
CDI	51,070	793,117
CROCS	192,200 [a]	2,033,476
Dana Holding	205,640 [a]	2,056,400
Forrester Research	42,450 [a]	1,284,537
Furniture Brands International	253,173 [a]	1,321,563
HNI	31,350 [b]	864,946
ICF International	53,750 [a]	1,286,238
Interpublic Group of Cos.	410,510 [a]	2,926,936
Kelly Services, Cl. A	45,860 [a]	681,938
Liz Claiborne	469,660 [a,b]	1,981,965
Meritage Homes	14,940 [a]	243,223
Modine Manufacturing	87,660 [a,b]	673,229
Mohawk Industries	17,200 [a]	787,072
OfficeMax	121,460 [a]	1,586,268
Orient-Express Hotels, Cl. A	237,410 [a,b]	1,756,834
Saks	410,330 [a,b]	3,114,405
ScanSource	129,240 [a,b]	3,221,953
SFN Group	94,950 [a]	518,427
Steelcase, Cl. A	195,000	1,511,250
Wabash National	145,130 [a]	1,031,874
WABCO Holdings	28,220 [a]	888,366
Wet Seal, Cl. A	137,490 [a]	501,839
		44,101,272
Consumer Staples—1.1%
Nash Finch	53,050	1,812,188
Energy—5.7%
Comstock Resources	48,700 [a]	1,349,964
Gulfport Energy	71,390 [a]	846,685
Helix Energy Solutions Group	248,210 [a]	2,673,222

The Fund	7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Energy (continued)
Key Energy Services	196,830 [a,b]	1,806,899
Matrix Service	75,330 [a,b]	701,322
PetroHawk Energy	25,810 [a]	437,996
Resolute Energy	120,140 [a,b]	1,470,514
		9,286,602
Financial—14.7%
CB Richard Ellis Group, Cl. A	272,590 [a]	3,709,950
FBR Capital Markets	507,380 [a]	1,689,575
First Midwest Bancorp	67,950	826,272
Glacier Bancorp	119,480	1,752,772
Janus Capital Group	255,330	2,267,330
Jones Lang LaSalle	20,280	1,331,179
PacWest Bancorp	45,360	830,542
Pinnacle Financial Partners	57,550 [a,b]	739,518
Portfolio Recovery Associates	55,380 [a,b]	3,698,276
PrivateBancorp	162,250	1,797,730
TradeStation Group	293,610 [a]	1,981,868
United Community Banks	198,530 [a,b]	784,194
Waddell & Reed Financial, Cl. A	28,240	617,891
Wilmington Trust	161,990	1,796,469
		23,823,566
Health Care—11.3%
Abraxis Bioscience	29,080 [a,b]	2,157,736
Align Technology	181,700 [a]	2,701,879
Amedisys	63,150 [a,b]	2,776,706
Emergent Biosolutions	273,909 [a]	4,475,673
Genoptix	95,880 [a]	1,649,136
King Pharmaceuticals	352,140 [a]	2,672,743
Pain Therapeutics	301,925 [a]	1,678,703
Vanda Pharmaceuticals	34,150 [a]	225,732
		18,338,308
Industrial—17.0%
Actuant, Cl. A	176,710	3,327,449
Altra Holdings	134,980 [a]	1,757,440
Columbus McKinnon	61,280 [a]	856,082
Con-way	113,010	3,392,560

8

Common Stocks (continued)	Shares	Value ($)
Industrial (continued)
Griffon	42,640 [a,b]	471,598
Kaman	94,042 [b]	2,080,209
Lennox International	47,440	1,972,081
Myers Industries	91,000	736,190
Old Dominion Freight Line	64,920 [a]	2,281,289
Saia	80,520 [a]	1,207,800
Simpson Manufacturing	124,360 [b]	3,053,038
Sterling Construction	85,660 [a,b]	1,108,440
UAL	75,670 [a,b]	1,555,775
US Airways Group	84,250 [a,b]	725,393
UTi Worldwide	83,110	1,028,902
WESCO International	60,850 [a]	2,048,820
		27,603,066
Information Technology—13.5%
Blue Nile	34,130 [a,b]	1,606,840
Brocade Communications Systems	111,800 [a]	576,888
Cadence Design Systems	220,190 [a]	1,274,900
DealerTrack Holdings	211,210 [a]	3,474,404
Emulex	53,840 [a]	494,251
Encore Wire	65,060	1,183,441
MICROS Systems	89,130 [a,b]	2,840,573
Microsemi	111,840 [a]	1,636,219
Omnicell	67,190 [a]	785,451
Rovi	87,450 [a]	3,315,230
Take-Two Interactive Software	103,040 [a,b]	927,360
Vishay Intertechnology	395,400 [a,b]	3,060,396
Websense	41,100 [a]	776,790
		21,952,743
Materials—.5%
Cabot	35,877	864,994
Telecommunications—2.9%
Cbeyond	120,580 [a,b]	1,507,250
General Communication, Cl. A	67,120 [a]	509,441
Leap Wireless International	34,330 [a,b]	445,603
PAETEC Holding	644,750 [a]	2,198,598
		4,660,892

The Fund	9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Utilities—5.8%
Great Plains Energy	115,340	1,963,087
PNM Resources	298,240	3,334,323
Portland General Electric	221,510 [b]	4,060,278
		9,357,688
Total Common Stocks
(cost $171,392,693)		161,801,319

Other Investment—1.2%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $1,863,000)	1,863,000 [c]	1,863,000

Investment of Cash Collateral
for Securities Loaned—12.6%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $20,505,207)	20,505,207 [c]	20,505,207
Total Investments (cost $193,760,900)	113.5%	184,169,526
Liabilities, Less Cash and Receivables	(13.5%)	(21,925,046)
Net Assets	100.0%	162,244,480

a Non-income producing security.
b Security, or portion thereof, on loan. At June 30, 2010, the total market value of the fund’s securities on loan is
$19,871,778 and the total market value of the collateral held by the fund is $20,505,207.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Consumer Discretionary	27.2	Utilities	5.8
Industrial	17.0	Energy	5.7
Financial	14.7	Telecommunications	2.9
Money Market Investments	13.8	Consumer Staples	1.1
Information Technology	13.5	Materials	.5
Health Care	11.3		113.5

† Based on net assets.
See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2010 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $19,871,778)—Note 1(b):
Unaffiliated issuers	171,392,693	161,801,319
Affiliated issuers	22,368,207	22,368,207
Cash		48,330
Receivable for investment securities sold		1,434,229
Dividends and interest receivable		130,729
Receivable for shares of Beneficial Interest subscribed		417
		185,783,231
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		118,521
Liability for securities on loan—Note 1(b)		20,505,207
Payable for investment securities purchased		2,737,423
Payable for shares of Beneficial Interest redeemed		105,411
Accrued expenses		72,189
		23,538,751
Net Assets ($)		162,244,480
Composition of Net Assets ($):
Paid-in capital		276,709,041
Accumulated undistributed investment income—net		66,149
Accumulated net realized gain (loss) on investments		(104,939,336)
Accumulated net unrealized appreciation
(depreciation) on investments		(9,591,374)
Net Assets ($)		162,244,480

Net Asset Value Per Share
	Initial Shares	Service Shares
Net Assets ($)	150,733,752	11,510,728
Shares Outstanding	6,711,445	518,345
Net Asset Value Per Share ($)	22.46	22.21

See notes to financial statements.

The Fund	11

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2010 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	614,342
Affiliated issuers	1,598
Income from securities lending—Note 1(b)	152,501
Total Income	768,441
Expenses:
Investment advisory fee—Note 3(a)	680,084
Prospectus and shareholders’ reports	24,202
Professional fees	22,616
Custodian fees—Note 3(b)	18,299
Distribution fees—Note 3(b)	16,067
Trustees’ fees and expenses—Note 3(c)	8,155
Shareholder servicing costs—Note 3(b)	5,364
Loan commitment fees—Note 2	2,820
Interest expense—Note 2	433
Miscellaneous	5,899
Total Expenses	783,939
Less—reduction in investment advisory fee
due to undertaking—Note 3(a)	(129,769)
Less—reduction in fees due to earnings credits—Note 1(b)	(5)
Net Expenses	654,165
Investment Income—Net	114,276
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	2,653,019
Net unrealized appreciation (depreciation) on investments	(8,655,132)
Net Realized and Unrealized Gain (Loss) on Investments	(6,002,113)
Net (Decrease) in Net Assets Resulting from Operations	(5,887,837)

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2010	Year Ended
	(Unaudited)	December 31, 2009
Operations ($):
Investment income—net	114,276	1,313,881
Net realized gain (loss) on investments	2,653,019	(33,439,471)
Net unrealized appreciation
(depreciation) on investments	(8,655,132)	68,388,831
Net Increase (Decrease) in Net Assets
Resulting from Operations	(5,887,837)	36,263,241
Dividends to Shareholders from ($):
Investment income—net:
Initial Shares	(1,268,984)	(2,355,461)
Service Shares	(87,019)	(132,450)
Total Dividends	(1,356,003)	(2,487,911)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	4,609,494	6,410,357
Service Shares	705,509	1,261,941
Dividends reinvested:
Initial Shares	1,268,984	2,355,461
Service Shares	87,019	132,450
Cost of shares redeemed:
Initial Shares	(11,762,199)	(21,547,668)
Service Shares	(1,164,820)	(1,497,209)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(6,256,013)	(12,884,668)
Total Increase (Decrease) in Net Assets	(13,499,853)	20,890,662
Net Assets ($):
Beginning of Period	175,744,333	154,853,671
End of Period	162,244,480	175,744,333
Undistributed investment income—net	66,149	1,307,876

The Fund	13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	June 30, 2010	Year Ended
	(Unaudited)	December 31, 2009
Capital Share Transactions:
Initial Shares
Shares sold	182,422	336,540
Shares issued for dividends reinvested	48,305	147,678
Shares redeemed	(472,154)	(1,148,563)
Net Increase (Decrease) in Shares Outstanding	(241,427)	(664,345)
Service Shares
Shares sold	27,943	67,131
Shares issued for dividends reinvested	3,347	8,378
Shares redeemed	(47,519)	(77,799)
Net Increase (Decrease) in Shares Outstanding	(16,229)	(2,290)

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts.These figures have been derived from the fund’s financial statements.

Six Months Ended
June 30, 2010			Year Ended December 31,
Initial Shares	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	23.49	19.01	32.34	42.03	43.96	41.55
Investment Operations:
Investment income—net[a]	.02	.17	.26	.24	.31	.18
Net realized and unrealized
gain (loss) on investments	(.86)	4.63	(11.87)	(4.29)	1.56	2.23
Total from Investment Operations	(.84)	4.80	(11.61)	(4.05)	1.87	2.41
Distributions:
Dividends from
investment income—net	(.19)	(.32)	(.25)	(.31)	(.18)	—
Dividends from net realized
gain on investments	—	—	(1.47)	(5.33)	(3.62)	—
Total Distributions	(.19)	(.32)	(1.72)	(5.64)	(3.80)	—
Net asset value, end of period	22.46	23.49	19.01	32.34	42.03	43.96
Total Return (%)	(3.71)[b]	26.04	(37.59)	(11.06)	3.77	5.80
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.85[c]	.86	.83	.81	.82	.81
Ratio of net expenses
to average net assets	.70[c]	.71	.75	.81	.82[d]	.81[d]
Ratio of net investment income
to average net assets	.14[c]	.88	.95	.66	.75	.43
Portfolio Turnover Rate	145.94[b]	69.73	77.65	90.75	97.52	67.11
Net Assets, end of period
($ x 1,000)	150,734	163,322	144,777	447,447	633,459	744,621

a	Based on average shares outstanding at each month end.
b	Not Annualized.
c	Annualized.
d	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Fund	15

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
June 30, 2010			Year Ended December 31,
Service Shares	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	23.24	18.77	31.94	41.56	43.51	41.22
Investment Operations:
Investment income (loss)—net[a]	(.01)	.12	.20	.15	.21	.07
Net realized and unrealized
gain (loss) on investments	(.86)	4.60	(11.75)	(4.25)	1.53	2.22
Total from Investment Operations	(.87)	4.72	(11.55)	(4.10)	1.74	2.29
Distributions:
Dividends from
investment income—net	(.16)	(.25)	(.15)	(.19)	(.07)	—
Dividends from net realized
gain on investments	—	—	(1.47)	(5.33)	(3.62)	—
Total Distributions	(.16)	(.25)	(1.62)	(5.52)	(3.69)	—
Net asset value, end of period	22.21	23.24	18.77	31.94	41.56	43.51
Total Return (%)	(3.83)[b]	25.77	(37.77)	(11.28)	3.52	5.56
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.10[c]	1.11	1.08	1.06	1.08	1.06
Ratio of net expenses
to average net assets	.95[c]	.96	.99	1.06	1.08[d]	1.06[d]
Ratio of net investment income
(loss) to average net assets	(.10)[c]	.63	.75	.42	.51	.18
Portfolio Turnover Rate	145.94[b]	69.73	77.65	90.75	97.52	67.11
Net Assets, end of period
($ x 1,000)	11,511	12,422	10,077	18,299	21,667	22,759

a	Based on average shares outstanding at each month end.
b	Not Annualized.
c	Annualized.
d	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

16

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Variable Investment Fund (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operating as a series company currently offering seven series, including the Opportunistic Small Cap Portfolio (the “fund”).The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The fund is a diversified series.The fund’s investment objective is capital growth.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

At a meeting of the Board of Trustees held on February 3, 2010, the Board approved, effective April 19, 2010, a proposal to change the name of the fund from “DreyfusVariable Investment Fund, Developing Leaders Portfolio” to “Dreyfus Variable Investment Fund, Opportunistic Small Cap Portfolio”.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Fund	17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities.Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a

18

pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for
identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The Fund	19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	159,015,583	—	—	159,015,583
Equity Securities—
Foreign†	2,785,736	—	—	2,785,736
Mutual Funds	22,368,207	—	—	22,368,207
† See Statement of Investments for industry classification.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund.The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements.These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

20

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement withThe Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended June 30, 2010,The Bank of New York Mellon earned $65,358 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The Fund	21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended June 30, 2010 were as follows:

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

22

Each of the tax years in the three-year period ended December 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $107,316,986 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2009. If not applied, $56,692,295 of the carryover expires in fiscal 2016 and $50,624,691 expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2009 was as follows: ordinary income $2,487,911. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended June 30, 2010 was approximately $62,400, with a related weighted average annualized interest rate of 1.40%.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager, the investment advisory fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

The Fund	23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The Manager has agreed until May 1, 2011, to waive receipt of its fees and/or assume the expenses of the fund so that the total annual fund operating expenses of each class (excluding Rule 12b-1 fees, taxes, brokerage commissions, interest on borrowings and extraordinary expenses) do not exceed .70% of the value of the fund’s average daily net assets. The reduction in investment advisory fee, pursuant to the undertaking, amounted to $129,769 during the period ended June 30, 2010.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets.The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance prod-ucts.The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2010, Service shares were charged $16,067 pursuant to the Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2010, the fund was charged $456 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended June 30, 2010, the fund was charged $74 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $5.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund.

24

During the period ended June 30, 2010, the fund was charged $18,299 pursuant to the custody agreement.

During the period ended June 30, 2010, the fund was charged $2,742 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $107,029, Rule 12b-1 distribution plan fees $2,534, custodian fees $9,091, chief compliance officer fees $4,113 and transfer agency per account fees $308, which are offset against an expense reimbursement currently in effect in the amount of $4,554.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2010, amounted to $258,449,666 and $263,815,543, respectively.

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The fund held no derivatives during the period ended June 30, 2010.These disclosures did not impact the notes to the financial statements.

At June 30, 2010, accumulated net unrealized depreciation on investments was $9,591,374, consisting of $6,749,377 gross unrealized appreciation and $16,340,751 gross unrealized depreciation.

At June 30, 2010, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund	25

INFORMATION ABOUT THE REVIEW AND
APPROVAL OF THE FUND’S INVESTMENT
ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board held on March 2, 2010, the Board unanimously approved the continuation of the fund’s Investment Advisory Agreement with Dreyfus for a one-year term ending March 30, 2011. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In approving the continuance of the Investment Advisory Agreement, the Board considered all factors that they believed to be relevant, including, among other things, the factors discussed below.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Investment Advisory Agreement. Dreyfus’ representatives reviewed the fund’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. Dreyfus’ representatives noted the various distribution channels for the fund as well as the diverse methods of distribution among other funds in the Dreyfus fund complex, and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. Dreyfus also provided the number of accounts investing in the fund, as well as the fund’s asset size.

The Board members also considered Dreyfus’ research and portfolio management capabilities and Dreyfus’ oversight of day-to-day fund operations, including fund accounting, administration and assistance in meeting legal and regulatory requirements. The Board members also considered Dreyfus’ extensive administrative, accounting and compliance infrastructure.The Board also considered Dreyfus’ brokerage policies and practices, the standards applied in seeking best execution and Dreyfus’ policies and practices regarding soft dollars.

26

Comparative Analysis of the Fund’s Performance and Advisory Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of small-cap core funds underlying variable insurance products (the “Performance Group”) and to a larger universe of funds, consisting of all small-cap core funds underlying variable insurance products (the “Performance Universe”) selected and provided by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons and noted the fund’s average annual total return was below the median of the Performance Group and Performance Universe for the one-, two-, three-, four- and five-year periods ended December 31, 2009. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.The Board members noted that new portfolio managers were assigned to the fund in February 2010, after the end of the reporting periods.

The Board members also discussed the fund’s contractual and actual management fees and expense ratio and reviewed the range of management fees and expense ratios as compared to a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper.The fund’s contractual and actual management fees and total expense ratio ranked in the first quartile of the Expense Group and Expense Universe.After discussions with the Board members, representatives of Dreyfus agreed that, through May 1, 2011, if the aggregate expenses of a fund’s share class, exclusive of shareholder servicing fees, and Rule 12b-1 fees, but including the management fee, exceed 0.70 of 1% of the value of the fund average daily net assets, the fund may deduct from the payment to be made to Dreyfus under the Investment Advisory Agreement, or Dreyfus will bear, such excess expense.

The Fund	27

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by mutual funds and/or separate accounts with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”), and explained the nature of the Similar Accounts and the differences, from Dreyfus’ perspective, as applicable, in providing services to the Similar Accounts as compared to the fund. The Board analyzed differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of the services provided. The Board members considered the relevance of the fee information provided for the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fees.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit.The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted there were no soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider Dreyfus’ profitability with respect to the fund as part of their evaluation of whether the fees under the Investment Advisory Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been static or

28

decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. It also was noted Dreyfus did not realize a profit on the fund’s operations.The Board also noted Dreyfus’ waiver of receipt of a portion of the management fee and its effect on the profitability of Dreyfus.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Investment Advisory Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by Dreyfus are adequate and appropriate.

  While the Board was concerned with the fund’s relative perfor- mance, the Board noted Dreyfus’ efforts for improvement, including the recent appointment of new portfolio managers, and determined to closely monitor performance.

  The Board concluded that the fee paid by the fund to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the advisory fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that continuation of the fund’s Investment Advisory Agreement was in the best interests of the fund and its shareholders.

The Fund	29

For More Information

Telephone 1-800-554-4611 or 1-516-338-3300
Mail	The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
Attn: Investments Division

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
22	Statement of Financial Futures
22	Statement of Options Written
23	Statement of Assets and Liabilities
24	Statement of Operations
25	Statement of Changes in Net Assets
27	Financial Highlights
29	Notes to Financial Statements
44	Information About the Review and Approval of the Fund’s Investment Advisory Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus Variable Investment Fund,
Quality Bond Portfolio

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Variable Investment Fund, Quality Bond Portfolio, covering the six-month period from January 1, 2010, through June 30, 2010.

After posting solid gains over the first quarter of 2010, the financial markets encountered renewed volatility in the second quarter, which caused some of the bond market’s higher-yielding sectors to erase their previous gains and end the reporting period lower than where they began. Conversely, traditional safe havens such as U.S.Treasury securities gained value as investors became more risk-averse.

The second-quarter swoon occurred despite continued U.S. economic growth, as manufacturing activity improved and unemployment began to moderate in a recovery that has so far proved sustainable but milder than historical averages. Indeed, many of the headlines that spooked investors emanated from overseas markets, including a sovereign debt crisis in Europe.

Despite recent headlines about the current state of the U.S. economy, we still believe that it is unlikely that we’ll encounter a “double-dip” recession. Instead, we expect current financial strains to ease and the domestic economy to expand at a moderate pace over the second half of the year. However, we currently see a number of downside risks that could result in volatility over the short term, which is why we still believe that a long-term investment focus with an emphasis on higher-quality bonds may be advisable for many investors. As always, your financial advisor can help you assess both the risks and opportunities provided by the financial markets in this investment climate.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2010

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2010, through June 30, 2010, as provided by David Bowser, CFA, and Peter Vaream, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended June 30, 2010, Dreyfus Variable Investment Fund, Quality Bond Portfolio’s Initial shares achieved a total return of 6.15%, and its Service shares achieved a total return of 6.13%.1 The Barclays Capital U.S. Aggregate Bond Index (the “Index”), the fund’s benchmark, achieved a total return of 5.33% for the same period.2 After rallying during much of the reporting period, higher-yielding sectors of the bond market suffered heightened volatility when investors began to question the sustainability of the economic recovery.The fund produced higher returns than its benchmark for the reporting period overall, primarily due to an investment position that profited from the decline of the euro relative to the U.S. dollar. The fund’s holdings of commercial mortgage-backed securities also performed relatively well.

The Fund’s Investment Approach

The fund seeks to maximize total return consisting of capital appreciation and current income.To achieve this objective, the fund normally invests at least 80% of its assets in bonds, including corporate bonds, mortgage-related securities, collateralized mortgage obligations and asset-backed securities that, when purchased, are A-rated or better or what we believe are the unrated equivalent, and in securities issued or guaranteed by the U.S. government or its agencies or its instru-mentalities.The fund may also invest up to 10% of its net assets in non-dollar-denominated foreign securities and up to 20% of its assets in the securities of foreign issues collectively.

Renewed Uncertainty Derailed a Bond Market Rally

An economic recovery persisted during the first quarter of 2010 as manufacturing activity increased, housing prices appeared to bottom and the labor market showed evidence of modest improvement.The economic rebound was sparked, in part, by historically low short-term interest rates from the Federal Reserve Board and a massive stimulus program adopted by the U.S. government. Improving economic conditions helped lift the prices of higher-yielding fixed-income securities, including investment-

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

grade corporate bonds and commercial mortgage-backed securities. In contrast, U.S. government securities lagged market averages as investors favored riskier investments.

Investor sentiment changed sharply, however, when a number of developments brought the economic recovery into question. Certain European nations found themselves unable to finance heavy debt loads, requiring intervention from the International Monetary Fund and other members of the European Union. Meanwhile, surging property values in China kindled local inflation fears, and investors grew concerned that higher short-term interest rates and other remedial measures might constrain regional growth. These developments caused the euro to decline relative to most major currencies, including the U.S. dollar.

The United States also encountered greater economic uncertainty when retail sales, employment and housing indicators sent mixed signals regarding the strength and sustainability of the economic recovery.As a result, higher-yielding sectors of the bond market lost value, giving back the reporting period’s previous gains, and traditionally defensive U.S. government securities generally rallied. High-quality commercial mortgage-backed securities proved to be an exception to this trend, as improved conditions in U.S. commercial real estate markets provided price support.

Fund Strategies Helped Cushion Volatility

Although the fund was affected by weakness in higher-yielding market sectors, which generally were areas of emphasis during the reporting period, several strategies helped it produce higher returns than its benchmark. Chief among them was a “short” position in the euro that enabled the fund to profit from the currency’s relative weakness as the sovereign debt crisis intensified. In addition, the fund’s overweighted exposure to high-quality commercial mortgage-backed securities supported its relative performance.To a lesser degree, our security selection strategy among investment-grade corporate bonds also produced excess returns compared to the benchmark. Our interest-rate strategies also proved relatively successful, mainly due to a focus on bonds around the seven-year maturity range, where yield differences were relatively steep over most of the reporting period.

On the other hand, the fund received more disappointing results from its positions in high yield bonds, which generally bore the brunt of investors’ growing aversion to risk later in the reporting period.

Maintaining a Disciplined Approach to Security Selection

As of the reporting period’s end, we believe that the U.S. economy is unlikely to fall into another recession, but the continued expansion probably will remain slower and choppier than most previous recoveries. Indeed, mixed economic signals could lead to continued market volatility over the foreseeable future. To prepare for these potential developments, we have reduced the fund’s exposure to higher-yielding market sectors, especially corporate bonds, to a more modestly overweighted position.We have correspondingly increased the fund’s holdings of U.S. government securities, including Treasuries and residential mortgage-backed securities backed by U.S. government agencies. In our judgment, these are prudent strategies in today’s uncertain economic climate.

July 15, 2010

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Short sales involve selling a security the fund does not hold own in anticipation that the security’s price will decline. Short sales may involve substantial risk and leverage, and expose the fund to the risk that it will be required to buy the security sold short at a time when the security has appreciated in value, thus resulting in a loss to the fund. Leverage may magnify the fund’s gains or losses. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Each of these risks could increase the fund’s volatility.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

The fund may use derivative instruments, such as options, futures and options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps and other credit derivatives. A small investment in derivatives could have a potentially large impact on the fund’s performance.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals.

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital U.S. Aggregate Bond Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-
10 years.The Index does not include fees and expenses to which the fund is subject. Investors cannot invest directly in any index.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in DreyfusVariable Investment Fund, Quality Bond Portfolio from January 1, 2010 to June 30, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2010

	Initial Shares	Service Shares
Expenses paid per $1,000†	$ 3.94	$ 5.21
Ending value (after expenses)	$1,061.50	$1,061.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2010

	Initial Shares	Service Shares
Expenses paid per $1,000†	$ 3.86	$ 5.11
Ending value (after expenses)	$1,020.98	$1,019.74

† Expenses are equal to the fund’s annualized expense ratio of .77% for Initial Shares and 1.02% for Service Shares,
multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
June 30, 2010 (Unaudited)

	Coupon	Maturity	Principal
Bonds and Notes—113.6%	Rate (%)	Date	Amount ($)		Value ($)
Advertising—.1%
Lamar Media,
Gtd. Notes	6.63	8/15/15	131,000		126,087
Agriculture—.9%
Altria Group,
Gtd. Notes	9.70	11/10/18	280,000		355,122
Philip Morris International,
Sr. Unscd. Notes	5.65	5/16/18	725,000		794,364
					1,149,486
Asset-Backed Ctfs./
Auto Receivables—2.6%
Ally Auto Receivables Trust,
Ser. 2010-1, Cl. B	3.29	3/15/15	440,000	[a]	434,852
Americredit Automobile Receivables
Trust, Ser. 2010-1, Cl. C	5.19	8/17/15	155,000		161,967
Americredit Prime Automobile
Receivables, Ser. 2007-1, Cl. E	6.96	3/8/16	250,166	[a]	238,171
Capital One Auto Finance Trust,
Ser. 2007-B, Cl. A3B	0.35	4/15/12	30,528	[b]	30,519
Carmax Auto Owner Trust,
Ser. 2010-1, Cl. B	3.75	12/15/15	110,000		112,430
Carmax Auto Owner Trust,
Ser. 2010-2, Cl. B	3.96	6/15/16	265,000		264,988
Chrysler Financial Lease Trust,
Ser. 2010-A, Cl. C	4.49	9/16/13	300,000	[a]	299,766
Ford Credit Auto Owner Trust,
Ser. 2006-C, Cl. C	5.47	9/15/12	215,000		224,070
Ford Credit Auto Owner Trust,
Ser. 2007-A, Cl. D	7.05	12/15/13	575,000	[a]	613,621
Franklin Auto Trust,
Ser. 2008-A, Cl. B	6.10	5/20/16	335,000	[a]	344,089
JPMorgan Auto Receivables Trust,
Ser. 2008-A, Cl. CFTS	5.22	7/15/15	189,073	[a]	181,197
Wachovia Auto Loan Owner Trust,
Ser. 2007-1, Cl. D	5.65	2/20/13	610,000		618,906
					3,524,576

The Fund	7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Asset-Backed Ctfs./
Home Equity Loans—1.3%
Ameriquest Mortgage Securities,
Ser. 2003-11, Cl. AF6	5.14	1/25/34	394,596	[b]	396,656
Citicorp Residential Mortgage
Securities, Ser. 2006-1, Cl. A3	5.71	7/25/36	268,720	[b]	269,827
Citigroup Mortgage Loan Trust,
Ser. 2005-HE1, Cl. M1	0.78	5/25/35	91,054	[b]	89,990
First Franklin Mortgage Loan Asset
Backed Certificates,
Ser. 2005-FF2, Cl. M1	0.75	3/25/35	219,668	[b]	213,283
Home Equity Asset Trust,
Ser. 2005-2, Cl. M1	0.80	7/25/35	95,581	[b]	94,608
JP Morgan Mortgage Acquisition,
Ser. 2006-CH2, Cl. AV2	0.40	10/25/36	136,286	[b]	130,940
Mastr Asset Backed Securities
Trust, Ser. 2006-AM1, Cl. A2	0.48	1/25/36	49,867	[b]	48,396
Morgan Stanley Capital,
Ser. 2004-NC1, Cl. M2	2.67	12/27/33	160,083	[b]	133,280
Park Place Securities,
Ser. 2004-WCW1, Cl. M1	0.98	9/25/34	141,739	[b]	138,228
Residential Asset Securities,
Ser. 2005-EMX4, Cl. A2	0.61	11/25/35	210,055	[b]	204,464
					1,719,672
Asset-Backed Ctfs./
Manufactured Housing—.0%
Conseco Financial,
Ser. 1994-7, Cl. M1	9.25	3/15/20	25,714		25,845
Automotive, Trucks & Parts—.5%
Goodyear Tire & Rubber,
Gtd. Notes	8.63	12/1/11	335,000		350,075
Lear,
Gtd. Bonds	7.88	3/15/18	245,000		246,838
Lear,
Gtd. Notes	8.13	3/15/20	130,000		130,975
					727,888
Banks—4.2%
Barclays Bank,
Sub. Notes	10.18	6/12/21	160,000	[a]	200,728
Capital One Bank USA,
Sub. Notes	8.80	7/15/19	630,000		787,787

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Banks (continued)
Citigroup,
Sr. Unscd. Notes	5.50	4/11/13	1,000,000		1,040,168
Citigroup,
Sr. Unscd. Notes	6.13	5/15/18	260,000		271,780
Citigroup,
Unscd. Notes	8.50	5/22/19	120,000		143,286
Discover Bank,
Sub. Notes	7.00	4/15/20	250,000		252,876
JPMorgan Chase & Co.,
Sr. Unscd. Notes	6.00	1/15/18	535,000		591,669
Manufacturers & Traders Trust,
Sub. Notes	5.59	12/28/20	275,000	[b]	261,392
Morgan Stanley,
Sr. Unscd. Notes	5.30	3/1/13	320,000		332,976
NB Capital Trust IV,
Gtd. Cap. Secs	8.25	4/15/27	620,000		609,150
Wells Fargo Capital XIII,
Gtd. Secs	7.70	12/29/49	1,215,000	[b]	1,233,225
					5,725,037
Building Materials—.3%
Masco,
Sr. Unscd. Bonds	7.13	3/15/20	345,000		335,566
Chemicals—.3%
Dow Chemical,
Sr. Unscd. Notes	8.55	5/15/19	315,000		386,221
Coal—.2%
Consol Energy,
Gtd. Notes	8.00	4/1/17	175,000	[a]	181,563
Consol Energy,
Gtd. Notes	8.25	4/1/20	120,000	[a]	125,700
					307,263
Commercial & Professional
Services—.3%
Iron Mountain,
Sr. Sub. Notes	8.38	8/15/21	355,000		363,875
Commercial Mortgage
Pass-Through Ctfs.—9.7%
Banc of America Commercial
Mortgage, Ser. 2004-6, Cl. A5	4.81	12/10/42	280,000		295,350

The Fund	9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Commercial Mortgage
Pass-Through Ctfs. (continued)
Bear Stearns Commercial Mortgage
Securities, Ser. 2004-PWR3, Cl. A4	4.72	2/11/41	315,000		328,555
Bear Stearns Commercial Mortgage
Securities, Ser. 2004-T14, Cl. A4	5.20	1/12/41	680,000	[b]	727,755
Bear Stearns Commercial Mortgage
Securities, Ser. 2007-T26, Cl. A4	5.47	1/12/45	565,000	[b]	585,624
Bear Stearns Commercial Mortgage
Securities, Ser. 2007-T28, Cl. A4	5.74	9/11/42	800,000	[b]	836,537
Bear Stearns Commercial Mortgage
Securities, Ser. 2006-PW12,
Cl. AAB	5.88	9/11/38	430,000	[b]	469,030
Credit Suisse/Morgan Stanley
Commercial Mortgage Certificates,
Ser. 2006-HC1A, Cl. A1	0.54	5/15/23	344,442	[a,b]	336,361
Crown Castle Towers,
Ser. 2006-1A, Cl. AFX	5.24	11/15/36	950,000	[a]	983,667
Crown Castle Towers,
Ser. 2006-1A, Cl. B	5.36	11/15/36	190,000	[a]	196,646
Crown Castle Towers,
Ser. 2006-1A, Cl. C	5.47	11/15/36	550,000	[a]	569,221
Crown Castle Towers,
Ser. 2006-1A, Cl. D	5.77	11/15/36	420,000	[a]	434,640
Crown Castle Towers,
Ser. 2006-1A, Cl. F	6.65	11/15/36	350,000	[a]	362,343
CS First Boston Mortgage
Securities, Ser. 2004-C3, Cl. A3	4.30	7/15/36	102,486		102,413
CS First Boston Mortgage
Securities, Ser. 2005-C4, Cl. AAB	5.07	8/15/38	390,000	[b]	407,730
First Union National Bank
Commercial Mortgage,
Ser. 2001-C2, Cl. A2	6.66	1/12/43	230,940		235,109
GE Capital Commercial Mortgage,
Ser. 2004-C2, Cl. A4	4.89	3/10/40	665,000		697,618
Goldman Sachs Mortgage Securities
Corporation II, Ser. 2007-EOP, Cl. B	0.60	3/6/20	1,065,000	[a,b]	979,259
Goldman Sachs Mortgage Securities
Corporation II, Ser. 2007-EOP, Cl. E	0.79	3/6/20	395,000	[a,b]	347,365

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Commercial Mortgage
Pass-Through Ctfs. (continued)
Goldman Sachs Mortgage Securities
Corporation II, Ser. 2007-EOP, Cl. K	1.40	3/6/20	225,000	[a,b]	190,231
JP Morgan Chase Commercial
Mortgage Securities,
Ser. 2003-CB7, Cl. A3	4.45	1/12/38	204,063		205,713
JP Morgan Chase Commercial
Mortgage Securities,
Ser. 2005-LDP5, Cl. A2	5.20	12/15/44	725,000		741,176
JP Morgan Chase Commercial
Mortgage Securities,
Ser. 2009-IWST, Cl. B	7.15	12/5/27	115,000	[a]	131,536
JP Morgan Chase Commercial
Mortgage Securities,
Ser. 2009-IWST, Cl. C	7.69	12/5/27	500,000	[a,b]	546,921
Merrill Lynch Mortgage Trust,
Ser. 2003-KEY1, Cl. A2	4.44	11/12/35	143,135		143,369
Merrill Lynch Mortgage Trust,
Ser. 2005-LC1, Cl. A2	5.20	1/12/44	285,366	[b]	287,579
Merrill Lynch Mortgage Trust,
Ser. 2005-CKI1, Cl. A2	5.38	11/12/37	165,000	[b]	166,265
Merrill Lynch Mortgage Trust,
Ser. 2002-MW1, Cl. A3	5.40	7/12/34	243,496		248,070
Morgan Stanley Capital I,
Ser. 2007-T27, Cl. A4	5.80	6/11/42	960,000	[b]	1,007,476
TIAA Seasoned Commercial Mortgage
Trust, Ser. 2007-C4, Cl. A3	6.07	8/15/39	325,000	[b]	354,670
Wachovia Bank Commercial Mortgage
Trust, Ser. 2005-C16, Cl. A2	4.38	10/15/41	112,515		114,723
					13,032,952
Diversified Financial
Services—5.1%
Allstate Life Global Funding
Trust, Sr. Scd. Notes	5.38	4/30/13	321,000		352,199
American Express,
Sr. Unscd. Notes	7.25	5/20/14	575,000		654,121
Ameriprise Financial,
Sr. Unscd. Notes	7.30	6/28/19	270,000		319,524

The Fund	11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Diversified Financial
Services (continued)
Ameriprise Financial,
Jr. Sub. Notes	7.52	6/1/66	233,000	[b]	223,098
Caterpillar Financial Services,
Sr. Unscd. Notes	7.15	2/15/19	390,000		481,152
Credit Suisse Guernsey,
Jr. Sub. Notes	5.86	5/29/49	132,000	[b]	117,150
Discover Financial Services,
Sr. Unscd. Notes	10.25	7/15/19	299,000		356,400
ERAC USA Finance,
Gtd. Notes	5.60	5/1/15	310,000	[a]	334,743
ERAC USA Finance,
Gtd. Notes	6.38	10/15/17	500,000	[a]	563,670
Fresenius US Finance II,
Gtd. Notes	9.00	7/15/15	475,000	[a]	517,156
General Electric Capital,
Sr. Unscd. Notes	5.63	5/1/18	655,000		697,181
Hutchison Whampoa International,
Gtd. Notes	7.63	4/9/19	155,000	[a]	185,344
Invesco,
Gtd. Notes	5.38	2/27/13	250,000		260,925
Jefferies Group,
Sr. Unscd. Debs.	6.25	1/15/36	440,000		395,002
Leucadia National,
Sr. Unscd. Notes	7.13	3/15/17	255,000		247,350
Merrill Lynch & Co.,
Sub. Notes	5.70	5/2/17	740,000		743,274
Pearson Dollar Finance Two,
Gtd. Notes	6.25	5/6/18	430,000	[a]	478,344
					6,926,633
Diversified Manufacturing—.2%
Bombardier,
Sr. Notes	7.75	3/15/20	195,000	[a]	203,288
Bombardier,
Sr. Unscd. Notes	8.00	11/15/14	75,000	[a]	78,187
					281,475
Electric Utilities—3.2%
AES,
Sr. Unscd. Notes	7.75	10/15/15	285,000		289,988

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Electric Utilities (continued)
AES,
Sr. Unscd. Notes	8.00	10/15/17	270,000		274,050
Cleveland Electric Illuminating,
Sr. Unscd. Notes	5.70	4/1/17	500,000		542,717
Consolidated Edison of NY,
Sr. Unscd. Debs., Ser. 06-D	5.30	12/1/16	400,000		445,332
Consumers Energy,
First Mortgage Bonds, Ser. O	5.00	2/15/12	655,000	[c]	690,253
National Grid,
Sr. Unscd. Notes	6.30	8/1/16	313,000		353,782
Nevada Power,
Mortgage Notes	6.50	8/1/18	305,000		349,704
Nevada Power,
Mortgage Notes, Ser. R	6.75	7/1/37	265,000		306,789
NiSource Finance,
Gtd. Notes	5.25	9/15/17	375,000	[c]	386,762
NRG Energy,
Gtd. Notes	7.38	1/15/17	150,000		148,875
Sierra Pacific Power,
Mortgage Notes, Ser. P	6.75	7/1/37	130,000		149,502
Southern,
Sr. Unscd. Notes, Ser. A	5.30	1/15/12	290,000		306,797
					4,244,551
Environmental Control—.4%
Allied Waste North America,
Gtd. Notes, Ser. B	7.13	5/15/16	115,000		123,485
Waste Management,
Sr. Unscd. Notes	7.00	7/15/28	210,000		243,488
Waste Management,
Gtd. Notes	7.38	5/15/29	200,000		238,776
					605,749
Food & Beverages—1.3%
Anheuser-Busch
InBev Worldwide,
Gtd. Notes	8.20	1/15/39	390,000	[a]	514,739
Kraft Foods,
Sr. Unscd. Notes	6.13	2/1/18	305,000		346,676
Kroger,
Gtd. Notes	6.15	1/15/20	410,000		474,495

The Fund	13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Food & Beverages (continued)
Stater Brothers Holdings,
Gtd. Notes	7.75	4/15/15	152,000		152,380
Stater Brothers Holdings,
Gtd. Notes	8.13	6/15/12	203,000		204,015
					1,692,305
Foreign/Governmental—1.8%
Banco Nacional de Desenvolvimento
Economico e Social, Notes	5.50	7/12/20	220,000	[a]	221,650
Province of Quebec Canada,
Unscd. Notes	4.60	5/26/15	305,000	[c]	337,107
Republic of Korea,
Sr. Unscd. Notes	7.13	4/16/19	110,000		132,484
Republic of Peru,
Sr. Unscd. Bonds	6.55	3/14/37	630,000		699,300
Russia Foreign Bond,
Bonds	5.00	4/29/20	695,000	[a,c]	674,150
United Mexican States,
Sr. Unscd. Notes	5.63	1/15/17	326,000		359,415
					2,424,106
Health Care—.5%
Community Health Systems,
Gtd. Notes	8.88	7/15/15	205,000		211,919
Wellpoint,
Sr. Unscd. Notes	5.88	6/15/17	165,000		184,085
Wyeth,
Gtd. Notes	6.95	3/15/11	325,000	[b]	338,641
					734,645
Lodging & Entertainment—.4%
Ameristar Casinos,
Gtd. Notes	9.25	6/1/14	200,000		210,500
Penn National Gaming,
Sr. Sub. Notes	8.75	8/15/19	340,000		351,050
					561,550
Media—4.6%
Comcast,
Gtd. Notes	5.50	3/15/11	485,000		499,635
Comcast,
Gtd. Notes	6.30	11/15/17	425,000		485,937

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Media (continued)
Cox Communications,
Sr. Unscd. Notes	6.25	6/1/18	405,000	[a]	452,313
CSC Holdings,
Sr. Unscd. Notes	8.50	4/15/14	25,000	[a]	26,188
CSC Holdings,
Sr. Unscd. Notes	8.63	2/15/19	310,000	[a]	327,438
DirecTV Holdings,
Gtd. Notes	7.63	5/15/16	335,000		364,326
Discovery Communications,
Gtd. Notes	5.63	8/15/19	150,000		162,664
Dish DBS,
Gtd. Notes	7.75	5/31/15	505,000		522,675
NBC Universal,
Sr. Unscd. Notes	5.15	4/30/20	345,000	[a]	360,524
News America Holdings,
Gtd. Debs.	7.70	10/30/25	425,000		506,669
News America,
Gtd. Notes	6.15	3/1/37	460,000		481,347
News America,
Gtd. Notes	6.65	11/15/37	355,000		399,748
Reed Elsevier Capital,
Gtd. Notes	4.63	6/15/12	670,000		704,059
Time Warner Cable,
Gtd. Notes	6.75	7/1/18	450,000		517,358
Time Warner,
Gtd. Notes	5.88	11/15/16	310,000		349,934
					6,160,815
Mining—1.1%
Freeport-McMoRan
Copper & Gold,
Sr. Unscd. Notes	8.38	4/1/17	325,000		357,964
Rio Tinto Finance USA,
Gtd. Notes	5.88	7/15/13	395,000		433,084
Teck Resources,
Sr. Scd. Notes	10.25	5/15/16	35,000		41,347
Teck Resources,
Sr. Scd. Notes	10.75	5/15/19	530,000		650,387
					1,482,782

The Fund	15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Oil & Gas—1.0%
Husky Energy,
Sr. Unscd. Notes	7.25	12/15/19	310,000		375,297
Marathon Oil,
Sr. Unscd. Notes	7.50	2/15/19	59,000		70,864
Range Resouces,
Gtd. Notes	8.00	5/15/19	355,000		372,306
Sempra Energy,
Sr. Unscd. Notes	6.50	6/1/16	295,000		338,933
Valero Energy,
Sr. Unscd. Notes	6.13	2/1/20	240,000		247,068
					1,404,468
Packaging & Containers—.1%
Crown Americas,
Gtd. Notes	7.63	11/15/13	130,000		134,225
Paper & Paper Related—.4%
Georgia-Pacific,
Gtd. Notes	7.00	1/15/15	145,000	[a]	147,175
Georgia-Pacific,
Gtd. Notes	8.25	5/1/16	345,000	[a]	369,581
					516,756
Pipelines—.7%
El Paso,
Sr. Unscd. Notes	8.25	2/15/16	350,000		368,375
Kinder Morgan Energy Partners,
Sr. Unscd. Notes	6.85	2/15/20	470,000		535,860
					904,235
Property & Casualty Insurance—1.6%
Cincinnati Financial,
Sr. Unscd. Notes	6.13	11/1/34	51,000		48,983
Cincinnati Financial,
Sr. Unscd. Debs.	6.92	5/15/28	79,000		80,177
Hanover Insurance Group,
Sr. Unscd. Notes	7.50	3/1/20	85,000	[c]	91,976
Lincoln National,
Sr. Unscd. Notes	6.25	2/15/20	85,000		91,228
MetLife,
Sr. Unscd. Notes	5.00	6/15/15	328,000		350,975
Nippon Life Insurance,
Sub. Notes	4.88	8/9/10	475,000	[a]	476,154

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Property & Casualty
Insurance (continued)
Principal Financial Group,
Gtd. Notes	8.88	5/15/19	290,000	356,155
Prudential Financial,
Sr. Unscd. Notes	6.63	12/1/37	330,000	347,226
Willis North America,
Gtd. Notes	6.20	3/28/17	155,000	161,565
Willis North America,
Gtd. Notes	7.00	9/29/19	185,000	198,967
				2,203,406
Real Estate—4.0%
Boston Properties,
Sr. Unscd. Notes	5.00	6/1/15	470,000	487,899
Duke Realty,
Sr. Unscd. Notes	5.88	8/15/12	335,000	352,013
Duke Realty,
Sr. Unscd. Notes	6.75	3/15/20	60,000	63,144
Duke Realty,
Sr. Unscd. Notes	8.25	8/15/19	285,000	330,745
ERP Operating,
Sr. Unscd. Notes	5.75	6/15/17	135,000	145,672
Federal Realty Investment Trust,
Sr. Unscd. Bonds	5.65	6/1/16	325,000	347,551
Federal Realty Investment Trust,
Sr. Unscd. Notes	6.00	7/15/12	100,000	107,128
Healthcare Realty Trust,
Sr. Unscd. Notes	5.13	4/1/14	475,000	494,098
HRPT Properties Trust,
Sr. Unscd. Notes	1.14	3/16/11	238,000 [b]	236,662
Liberty Property,
Sr. Unscd. Notes	5.50	12/15/16	100,000	103,899
Mack-Cali Realty,
Sr. Unscd. Notes	5.25	1/15/12	400,000	417,090
Mack-Cali Realty,
Sr. Unscd. Notes	5.80	1/15/16	400,000	421,710
National Retail Properties,
Sr. Unscd. Notes	6.15	12/15/15	210,000	223,171
Regency Centers,
Gtd. Notes	5.25	8/1/15	66,000	68,910

The Fund	17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Real Estate (continued)
Regency Centers,
Gtd. Notes	5.88	6/15/17	120,000		126,680
Simon Property Group,
Sr. Unscd. Notes	6.13	5/30/18	160,000		176,884
Simon Property Group,
Sr. Unscd. Notes	6.75	2/1/40	520,000		582,644
WEA Finance,
Gtd. Notes	7.13	4/15/18	435,000	[a]	491,567
WEA Finance,
Gtd. Notes	7.50	6/2/14	230,000	[a]	260,874
					5,438,341
Residential Mortgage
Pass-Through Ctfs.—.3%
CS First Boston Mortgage
Securities, Ser. 2005-6, Cl. 1A2	0.62	7/25/35	262,757	[b]	244,980
Impac Secured Assets CMN Owner
Trust, Ser. 2006-1, Cl. 2A1	0.70	5/25/36	218,951	[b]	178,420
					423,400
Retail—.4%
Home Depot,
Sr. Unscd. Notes	5.88	12/16/36	237,000		243,771
Staples,
Gtd. Notes	9.75	1/15/14	280,000		343,733
					587,504
State/Territory General
Obligations—2.4%
California
GO (Build America Bonds)
(Various Purpose)	7.30	10/1/39	340,000		354,311
California
GO (Build America Bonds)
(Various Purpose)	7.55	4/1/39	355,000		381,288
Erie Tobacco Asset Securitization
Corporation, Tobacco
Settlement Asset-Backed Bonds	6.00	6/1/28	300,000		247,086

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
State/Territory General
Obligations (continued)
Illinois,
GO	4.42	1/1/15	380,000		377,876
Los Angeles Unified School
District, GO (Build America Bonds)	6.76	7/1/34	280,000		307,216
Michigan Tobacco Settlement
Finance Authority, Tobacco
Settlement Asset-Backed Bonds	7.31	6/1/34	425,000		326,315
New York City
GO (Build America Bonds)	5.99	12/1/36	350,000		375,515
Tobacco Settlement Authority of
Iowa, Tobacco Settlement
Asset-Backed Bonds	6.50	6/1/23	555,000		478,305
Tobacco Settlement Finance
Authority of West Virginia,
Tobacco Settlement
Asset-Backed Bonds	7.47	6/1/47	425,000		317,063
					3,164,975
Telecommunications—1.6%
AT & T,
Sr. Unscd. Notes	5.60	5/15/18	355,000		395,541
AT & T,
Gtd. Notes	7.30	11/15/11	285,000	[b]	308,161
CC Holdings,
Sr. Scd. Notes	7.75	5/1/17	625,000	[a]	664,063
Cellco Partnership/Verizon
Wireless Capital, Sr. Unscd. Notes	5.55	2/1/14	310,000		347,840
Verizon Communications,
Sr. Unscd. Notes	7.35	4/1/39	155,000		191,207
Wind Acquisition Finance,
Scd. Notes	11.75	7/15/17	265,000	[a]	272,950
					2,179,762
Transportation—.6%
Canadian National Railway,
Sr. Unscd. Notes	5.55	3/1/19	700,000		801,910

The Fund	19

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)
U.S. Government Agencies/
Mortgage-Backed—27.1%
Federal Home Loan Mortgage Corp.:
3.50%, 9/1/10	60,243 [e]	60,214
Multiclass Mortgage Participation Ctfs.,
Ser. 2586, Cl. WE, 4.00%, 12/15/32	299,534 [e]	310,557
Federal National Mortgage Association:
4.50%	2,725,000 [d,e]	2,805,472
5.00%	10,350,000 [d,e]	10,912,781
5.50%	7,380,000 [d,e]	7,939,193
5.00%, 11/1/20—11/1/21	2,576,634 [e]	2,767,326
5.50%, 9/1/34—6/1/38	2,374,899 [e]	2,553,338
6.00%, 9/1/22—5/1/39	5,441,885 [e]	5,916,933
7.00%, 6/1/29—9/1/29	54,030 [e]	61,303
Bonds, Ser. 1, 4.75%	641,000 [e]	699,039
Notes, 5.25%	470,000 [e]	541,158
Government National Mortgage Association I;
5.50%, 4/15/33—3/15/34	1,855,131	2,019,096
Government National Mortgage Association II;
7.00%, 9/20/28—7/20/29	12,032	13,469
		36,599,879
U.S. Government Securities—34.4%
U.S. Treasury Bonds:
5.25%, 11/15/28	1,025,000	1,233,844
7.50%, 11/15/24	1,600,000	2,321,250
U.S. Treasury Notes:
0.88%, 4/30/11	7,965,000	8,001,719
1.38%, 9/15/12	7,345,000	7,458,047
2.00%, 11/30/13	4,755,000	4,882,049
2.38%, 8/31/14	13,175,000	13,622,752
3.25%, 7/31/16	4,520,000	4,792,262
4.25%, 5/15/39	3,221,000	3,406,208
4.88%, 5/31/11	770,000	801,793
		46,519,924
Total Bonds and Notes
(cost $147,560,019)		153,417,864

Short-Term Investments—1.0%
U.S. Treasury Bills;
0.14%, 7/22/10
(cost $1,287,895)	1,288,000 [f]	1,287,909

Other Investment—1.5%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $2,084,000)	2,084,000 [g]	2,084,000

Investment of Cash Collateral
for Securities Loaned—1.6%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $2,154,250)	2,154,250 [g]	2,154,250

Total Investments (cost $153,086,164)	117.7%	158,944,023
Liabilities, Less Cash and Receivables	(17.7%)	(23,869,871)
Net Assets	100.0%	135,074,152

a Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2010, these securities had a total market value of $15,317,975 or 11.3% of net assets.
b Variable rate security—interest rate subject to periodic change.
c Security, or portion thereof, on loan. At June 30, 2010, the total market value of the fund’s securities on loan is
$2,074,867 and the total market value of the collateral held by the fund is $2,154,250.
d Purchased on a forward commitment basis.
e On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed Federal National Mortgage
Association and Federal Home Loan Mortgage Corporation into conservatorship with FHFA as the conservator. As such, the FHFA will oversee the continuing affairs of these companies.
f Held by a broker as collateral for open financial futures and options positions.
g Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†
Value (%)			Value (%)
U.S. Government & Agencies	61.5	State/Government General Obligations	2.4
Corporate Bonds	34.0	Foreign/Governmental	1.8
Asset/Mortgage-Backed	13.9
Short-Term/Money Market Investments	4.1		117.7

† Based on net assets.
See notes to financial statements.

The Fund	21

STATEMENT OF FINANCIAL FUTURES

June 30, 2010 (Unaudited)

				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
Contracts		Contracts ($)	Expiration	at 6/30/2010 ($)
Financial Futures Long
U.S. Treasury 2 Year Notes	8	1,750,625	September 2010	6,750
U.S. Treasury 30 Year Bonds	16	2,040,000	September 2010	78,375
Financial Futures Short
U.S. Treasury 10 Year Notes	33	(4,044,047)	September 2010	(66,000)
Gross Unrealized Appreciation				85,125
Gross Unrealized Depreciation				(66,000)

See notes to financial statements.

STATEMENT OF OPTIONS WRITTEN
June 30, 2010 (Unaudited)

	Face Amount
	Covered by
	Contracts ($)	Value ($)
Call Options:
10-Year USD LIBOR-BBA,
February 2012 @ 4.70	3,460,000 [a]	(369,038)
10-Year USD LIBOR-BBA,
November 2012 @ 4.76	6,865,000 [a]	(683,650)
Put Options:
10-Year USD LIBOR-BBA,
February 2011 @ 5.36	4,420,000 [a]	(4,277)
10-Year USD LIBOR-BBA,
February 2012 @ 4.70	3,460,000 [a]	(60,215)
10-Year USD LIBOR-BBA,
November 2012 @ 4.76	6,865,000 [a]	(195,150)
(Premiums received $1,347,267)		(1,312,330)

BBA—British Bankers Association
LIBOR—London Interbank Bank Offered Rate
USD—US Dollar
a Non-income producing security.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2010 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $2,074,867)—Note 1(c):
Unaffiliated issuers	148,847,914	154,705,773
Affiliated issuers	4,238,250	4,238,250
Cash		9,516
Receivable for investment securities sold		17,818,764
Dividends and interest receivable		1,226,913
Receivable for shares of Beneficial Interest subscribed		17,924
Receivable for futures variation margin—Note 4		5,109
Prepaid expenses		735
		178,022,984
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		89,026
Payable for investment securities purchased		39,115,969
Liability for securities on loan—Note 1(c)		2,154,250
Outstanding options written, at value (premiums received
$1,347,267)—See Statement of Options Written—Note 4		1,312,330
Payable for shares of Beneficial Interest redeemed		238,131
Accrued expenses		39,126
		42,948,832
Net Assets ($)		135,074,152
Composition of Net Assets ($):
Paid-in capital		139,924,531
Accumulated undistributed investment income—net		2,030,981
Accumulated net realized gain (loss) on investments		(12,793,281)
Accumulated net unrealized appreciation (depreciation)
on investments, options transactions and foreign
currency transactions (including $19,125 net unrealized
appreciation on financial futures)		5,911,921
Net Assets ($)		135,074,152

Net Asset Value Per Share
	Initial Shares	Service Shares
Net Assets ($)	105,883,220	29,190,932
Shares Outstanding	9,192,284	2,543,712
Net Asset Value Per Share ($)	11.52	11.48

See notes to financial statements.

The Fund	23

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2010 (Unaudited)

Investment Income ($):
Income:
Interest	3,166,919
Dividends;
Affiliated issuers	966
Income from securities lending—Note 1(c)	866
Total Income	3,168,751
Expenses:
Investment advisory fee—Note 3(a)	441,162
Distribution fees—Note 3(b)	37,496
Professional fees	20,717
Prospectus and shareholders’ reports	12,789
Custodian fees—Note 3(b)	9,009
Trustees’ fees and expenses—Note 3(c)	6,131
Loan commitment fees—Note 2	2,374
Shareholder servicing costs—Note 3(b)	1,610
Registration fees	5
Miscellaneous	26,805
Total Expenses	558,098
Less—reduction in fees due to earnings credits—Note 1(c)	(3)
Net Expenses	558,095
Investment Income—Net	2,610,656
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	1,788,922
Net realized gain (loss) on options transactions	147,527
Net realized gain (loss) on financial futures	66,185
Net realized gain (loss) on forward foreign currency exchange contracts	683,361
Net Realized Gain (Loss)	2,685,995
Net unrealized appreciation (depreciation) on
investments and and foreign currency transactions	3,010,083
Net unrealized appreciation (depreciation) on options transactions	(10,017)
Net unrealized appreciation (depreciation) on financial futures	(167,697)
Net unrealized appreciation (depreciation)
forward foreign currency exchange contracts	12,275
Net Unrealized Appreciation (Depreciation)	2,844,644
Net Realized and Unrealized Gain (Loss) on Investments	5,530,639
Net Increase in Net Assets Resulting from Operations	8,141,295

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2010	Year Ended
	(Unaudited)	December 31, 2009
Operations ($):
Investment income—net	2,610,656	5,963,792
Net realized gain (loss) on investments	2,685,995	(2,399,136)
Net unrealized appreciation
(depreciation) on investments	2,844,644	14,745,156
Net Increase (Decrease) in Net Assets
Resulting from Operations	8,141,295	18,309,812
Dividends to Shareholders from ($):
Investment income—net:
Initial Shares	(2,205,310)	(4,798,573)
Service Shares	(589,094)	(1,427,624)
Total Dividends	(2,794,404)	(6,226,197)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	4,494,915	13,094,742
Service Shares	610,608	2,550,823
Dividends reinvested:
Initial Shares	2,205,310	4,798,573
Service Shares	589,094	1,427,624
Cost of shares redeemed:
Initial Shares	(10,798,275)	(21,723,108)
Service Shares	(3,822,960)	(9,284,799)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(6,721,308)	(9,136,145)
Total Increase (Decrease) in Net Assets	(1,374,417)	2,947,470
Net Assets ($):
Beginning of Period	136,448,569	133,501,099
End of Period	135,074,152	136,448,569
Undistributed investment income—net	2,030,981	2,214,729

The Fund	25

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	June 30, 2010	Year Ended
	(Unaudited)	December 31, 2009
Capital Share Transactions:
Initial Shares
Shares sold	398,787	1,258,250
Shares issued for dividends reinvested	196,364	460,328
Shares redeemed	(955,841)	(2,097,583)
Net Increase (Decrease) in Shares Outstanding	(360,690)	(379,005)
Service Shares
Shares sold	54,438	244,133
Shares issued for dividends reinvested	52,658	137,627
Shares redeemed	(339,318)	(892,685)
Net Increase (Decrease) in Shares Outstanding	(232,222)	(510,925)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts.These figures have been derived from the fund’s financial statements.

Six Months Ended
June 30, 2010			Year Ended December 31,
Initial Shares	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	11.08	10.11	11.08	11.25	11.29	11.42
Investment Operations:
Investment income—net[a]	.22	.48	.51	.53	.49	.39
Net realized and unrealized
gain (loss) on investments	.45	.99	(.96)	(.16)	(.02)	(.11)
Total from Investment Operations	.67	1.47	(.45)	.37	.47	.28
Distributions:
Dividends from
investment income—net	(.23)	(.50)	(.52)	(.54)	(.51)	(.41)
Net asset value, end of period	11.52	11.08	10.11	11.08	11.25	11.29
Total Return (%)	6.15[b]	14.96	(4.18)	3.54	4.23	2.48
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.77[c]	.75	.76	.77	.75	.75
Ratio of net expenses
to average net assets	.77[c,d]	.75[d]	.76[d]	.72	.63	.60
Ratio of net investment income
to average net assets	3.90[c]	4.56	4.71	4.78	4.43	3.45
Portfolio Turnover Rate[e]	142.33[b]	293.67	391.87	446.13	507.83	504.21
Net Assets, end of period
($ x 1,000)	105,883	105,816	100,396	120,446	145,490	158,999

a Based on average shares outstanding at each month end.
b Not annualized.
c Annualized.
d Expense waivers and/or reimbursements amounted to less than .01%.
e The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended June 30, 2010,
December 31, 2009, 2008, 2007, 2006 and 2005 were 60.39%, 102.76%, 142.10%, 219.54%, 262.26%
and 393.37%, respectively.

See notes to financial statements.

The Fund	27

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
June 30, 2010			Year Ended December 31,
Service Shares	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	11.04	10.07	11.04	11.21	11.25	11.38
Investment Operations:
Investment income—net[a]	.20	.45	.48	.51	.46	.36
Net realized and unrealized
gain (loss) on investments	.46	.99	(.96)	(.17)	(.02)	(.11)
Total from Investment Operations	.66	1.44	(.48)	.34	.44	.25
Distributions:
Dividends from
investment income—net	(.22)	(.47)	(.49)	(.51)	(.48)	(.38)
Net asset value, end of period	11.48	11.04	10.07	11.04	11.21	11.25
Total Return (%)	6.13[b]	14.63	(4.46)	3.31	3.90	2.26
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.02[c]	1.00	1.01	1.02	1.00	.99
Ratio of net expenses
to average net assets	1.02[c,d]	1.00[d]	1.01[d]	.97	.88	.84
Ratio of net investment income
to average net assets	3.65[c]	4.33	4.46	4.51	4.17	3.21
Portfolio Turnover Rate[e]	142.33[b]	293.67	391.87	446.13	507.83	504.21
Net Assets, end of period
($ x 1,000)	29,191	30,633	33,105	44,035	41,363	47,757

a Based on average shares outstanding at each month end.
b Not annualized.
c Annualized.
d Expense waivers and/or reimbursements amounted to less than .01%.
e The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended June 30, 2010,
December 31, 2009, 2008, 2007, 2006 and 2005 were 60.39%, 102.76%, 142.10%, 219.54%, 262.26%
and 393.37%, respectively.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Variable Investment Fund (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open end management investment company, operating as a series company currently offering seven series, including the Quality Bond Portfolio (the “fund”). The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The fund is a diversified series.The fund’s investment objective is to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the distribution plan, the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities.Rules and inter-

The Fund	29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

pretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities, excluding short-term investments (other than U.S. Treasury Bills), financial futures, options, swap transactions and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio’s securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Trustees, or determined by the fund not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Board ofTrustees.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securi-

ties are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Registered investment companies that are not traded on an exchange are valued at their net asset value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are valued at the mean between the bid and asked price. Investments in swap transactions are valued each business day by an independent pricing service approved by the Board of Trustees. Swaps are valued by the service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuers and swap spreads on interest rates. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward contracts are valued at the forward rate.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund	31

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for
identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investment in Securities:
Asset-Backed	—	5,270,093	—	5,270,093
Commercial
Mortgage-Backed	—	13,032,952	—	13,032,952
Corporate Bonds†	—	45,982,535	—	45,982,535
Foreign Government	—	2,424,106	—	2,424,106
Municipal Bonds	—	3,164,975	—	3,164,975
Mutual Funds	4,238,250	—	—	4,238,250
Residential
Mortgage-Backed	—	423,400	—	423,400
U.S. Government
Agencies/
Mortgage-Backed	—	36,599,879	—	36,599,879
U.S. Treasury	—	47,807,833	—	47,807,833
Other Financial
Instruments:
Futures††	85,125	—	—	85,125

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Liabilities ($)
Other Financial
Instruments:
Futures††	(66,000)	—	—	(66,000)
Written Options		(1,312,330)	—	(1,312,330)

†	See Statement of Investments for industry classification.
††	Amounts shown represent unrealized appreciation (depreciation) at period end.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund.The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements.These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Fund	33

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended June 30, 2010, The Bank of New York Mellon earned $197 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended June 30, 2010 were as follows:

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

The Fund	35

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

On June 30, 2010, the Board of Trustees declared a cash dividend of $.036 and $.031 per share for the Initial shares and Service shares, respectively, from undistributed investment income-net payable on July 1, 2010 (ex-dividend date) to shareholders of record as of the close of business on June 30, 2010.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended December 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $15,060,529 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2009. If not applied, $3,171,594 of the carryover expires in fiscal 2012, $61,980 expires in fiscal 2013, $1,624,385 expires in fiscal 2014, $1,707,613 expires in fiscal 2015, $4,529,381 expires in fiscal 2016 and $3,965,576 expires in fiscal 2017.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2009 was as follows: ordinary income $6,226,197. The tax character of current year distributions will be determined at the end of the current year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 mil-

lion unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended June 30, 2010, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager, the investment advisory fee is computed at the annual rate of .65% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing their shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares.The Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets.The Distributor may make payments to participating insurance companies and to brokers and dealers acting as principal underwriter for their variable insurance products.The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended June 30, 2010, Service shares were charged $37,496 pursuant to the Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2010, the fund was charged $257 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services

The Fund	37

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

related to fund subscriptions and redemptions. During the period ended June 30, 2010, the fund was charged $37 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $3.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended June 30, 2010, the fund was charged $9,009 pursuant to the custody agreement.

During the period ended June 30, 2010, the fund was charged $2,742 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $72,192, Rule 12b-1 distribution plan fees $6,036, custodian fees $6,509, chief compliance officer fees $4,113 and transfer agency per account fees $176.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures, forward contracts, options transactions and swap transactions, during the period ended June 30, 2010, amounted to $219,483,548 and $226,273,592, respectively, of which $126,353,162 in purchases and $126,894,341 in sales were from mortgage dollar roll transactions.

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for hedge accounting.

Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure. The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of June 30, 2010 is shown below:

	Derivative Assets ($)		Derivative Liabilities ($)
Interest rate risk[1]	85,125	Interest rate risk[1,2]	(1,378,330)

Statement of Assets and Liabilities location:
1	Includes cumulative appreciation/depreciation of futures contracts as reported in the Statement of
Financial Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
2	Outstanding options written, at value.

The effect of derivative instruments in the Statement of Operations during the period ended June 30, 2010 is shown below:

	Amount of realized gain or (loss) on derivatives recognized in income ($)
			Forward
Underlying risk	Futures[3]	Options[4]	Contracts[5]	Total
Interest rate	66,185	147,527	—	213,712
Foreign exchange	—	—	683,361	683,361
Total	66,185	147,527	683,361	897,073

Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($)[6]
			Forward
Underlying risk	Futures	Options	Contracts	Total
Interest rate	(167,697)	(10,017)	—	(177,714)
Foreign exchange	—	—	12,275	12,275
Total	(167,697)	(10,017)	12,275	(165,439)

Statement of Operations location:
3	Net realized gain (loss) on financial futures.
4	Net realized gain (loss) on options transactions.
5	Net realized gain (loss) on forward foreign currency exchange contracts.
6	Net unrealized appreciation (depreciation) on financial futures, options transactions and forward foreign currency exchange contracts.

The Fund	39

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

During the period ended June 30, 2010, the average market value of interest rate futures contracts was $18,766,470, which represented 13.7% of average net assets. The average market value of interest rate option contracts was $1,620,355, which represented 1.2% of average net assets. The average market value of forward contracts was $7,934,661, which represented 5.8% of average net assets.

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date.The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold.

Futures Contracts: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments. The fund invests in financial futures contracts in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change.Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. Futures contracts are valued daily at the last sales price established by the Board of Trade or exchange upon which they are traded.When the contracts are closed, the fund recognizes a realized gain or loss. There is minimal counterparty credit risk to the fund with futures since futures are exchange traded, and the exchange’s clearinghouse guarantees the futures against default. Contracts open at June 30, 2010 are set forth in the Statement of Financial Futures.

Options: The fund may purchase and write (sell) put and call options to hedge against changes in interest rates, or as a substitute for an invest-

ment.The fund is subject to interest rate risk in the course of pursuing its investment objectives through its investments in options contracts.A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain,to the extent of the premium,if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain,to the extent of the premium,if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss, if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.There is a risk of loss from a change in value of such options which may exceed the related premiums received. One risk of holding a put or a call option is that if the option is not sold or exercised prior to its expiration, it becomes worthless. However, this risk is limited to the premium paid by the fund. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The Fund	41

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The following summarizes the fund’s call/put options written for the period ended June 30, 2010:

	Face Amount		Options Terminated
	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain ($)
Contracts outstanding
December 31, 2009	36,004,000	1,921,618
Contracts written	39,975,000	848,782
Contracts terminated:
Contracts closed	25,854,000	1,219,597	1,214,022	5,575
Contracts expired	25,055,000	203,536	116,493	87,043
Total contracts
terminated	50,909,000	1,423,133	1,330,515	92,618
Contracts Outstanding
June 30, 2010	25,070,000	1,347,267

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized gain or loss which occurred during the period is reflected in the Statement of Operations.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract. At June 30, 2010, there were no forward contracts outstanding.

At June 30, 2010, accumulated net unrealized appreciation on investments was $5,857,859, consisting of $6,602,077 gross unrealized appreciation and $744,218 gross unrealized depreciation.

At June 30, 2010, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund	43

INFORMATION ABOUT THE REVIEW AND
APPROVAL OF THE FUND’S INVESTMENT
ADVISORY AGREEMENT (Unaudited)

At a meeting of the fund’s Board held on March 2, 2010, the Board unanimously approved the continuation of the fund’s Investment Advisory Agreement with Dreyfus for a one-year term ending March 30, 2011.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In approving the continuance of the Investment Advisory Agreement, the Board considered all factors that they believed to be relevant, including, among other things, the factors discussed below.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Investment Advisory Agreement. Dreyfus’ representatives reviewed the fund’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. Dreyfus’ representatives noted the various distribution channels for the fund as well as the diverse methods of distribution among other funds in the Dreyfus fund complex, and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. Dreyfus also provided the number of accounts investing in the fund, as well as the fund’s asset size.

The Board members also considered Dreyfus’ research and portfolio management capabilities and Dreyfus’ oversight of day-to-day fund operations, including fund accounting, administration and assistance in meeting legal and regulatory requirements. The Board members also considered Dreyfus’ extensive administrative, accounting and compliance infrastructure.The Board also considered Dreyfus’ brokerage policies and practices and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Advisory Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of A-rated corporate debt funds underlying variable insurance products (the “Performance Group”) and to a larger universe of funds, consisting of all A-rated corporate debt funds underlying variable insurance products (the “Performance Universe”) selected and provided by Lipper, Inc. (“Lipper”), an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below).The Board members discussed the results of the comparisons and noted the fund’s average annual total return ranked in the second quartile of the Performance Group and Performance Universe for the one-year period ended December 31, 2009. The fund’s average annual total return ranked in the third quartile of the Performance Group and Performance Universe for the two-, three-, four-, five- and ten-year periods ended December 31, 2009.The Board further noted that the fund’s yield ranked in the third quartile of the Performance Group and Performance Universe for the last four calendar years and ranked variously in the second, third and fourth quartiles of the Performance Group and Performance Universe for calendar years 2000 to 2005. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also discussed the fund’s contractual and actual management fees and expense ratio and reviewed the range of management fees and expense ratios as compared to a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper.The fund’s contractual management fee was above the Expense Group median. The fund’s actual management fee and total expense ratio were above the Expense Group and Expense Universe medians.

The Fund	45

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S
INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by mutual funds and/or separate accounts with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”), and explained the nature of the Similar Accounts and the differences, from Dreyfus’ perspective, as applicable, in providing services to the Similar Accounts as compared to the fund. The Board analyzed differences in fees paid to Dreyfus and discussed the relationship of the advisory fees paid in light of the services provided.The Board members considered the relevance of the fee information provided for the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fees.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit.The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider Dreyfus’ profitability with respect to the fund as part of their evaluation of whether the fees under the Investment Advisory Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been static or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. It also was noted that Dreyfus did not realize a profit on the fund’s operations.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Investment Advisory Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board was generally satisfied with the fund’s relative perfor- mance, noting recent improvement following the appointment of new portfolio managers in 2008.

  The Board concluded that the fee paid by the fund to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the advisory fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that continuation of the fund’s Investment Advisory Agreement was in the best interests of the fund and its shareholders.

The Fund	47

NOTES

For More Information

Telephone 1-800-554-4611 or 516-338-3300
Mail	The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
Attn: Investments Division

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures applicable to Item 10.
Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

3

Item 12.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Variable Investment Fund

By:	/s/ Bradley J. Skapyak
Bradley J. Skapyak,
President

Date:	August 12, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Bradley J. Skapyak
Bradley J. Skapyak,
President

Date:	August 12, 2010

By:	/s/ James Windels
James Windels,
Treasurer

Date:	August 12, 2010

5

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

6